Exhibit 99.1

SOUTHEASTERN BANK FINANCIAL

CORPORATION

CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2016, 2015, and 2014

SOUTHEASTERN BANK FINANCIAL CORPORATION

Augusta, Georgia

Consolidated Financial Statements

December 31, 2016, 2015, and 2014

Report of Independent Registered Public Accounting Firm

Board of Directors and Stockholders

South State Corporation as successor by merger to Southeastern Bank Financial Corporation

Columbia, South Carolina

We have audited the accompanying consolidated balance sheets of Southeastern Bank Financial Corporation as of December 31, 2016 and 2015, and the related consolidated statements of comprehensive income, stockholders’ equity, and cash flows for each of the three years in the period ended December 31, 2016. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (United States). Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (United States). Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2016 and 2015, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2016, in conformity with accounting principles generally accepted in the United States of America.

/s/ Crowe Horwath LLP
Crowe Horwath LLP

Franklin, Tennessee

February 28, 2017

SOUTHEASTERN BANK FINANCIAL CORPORATION

Consolidated Balance Sheets

December 31, 2016 and 2015

	2016	2015
	(Dollars in thousands, except share data)
Assets
Cash and due from banks	$65,268	40,181
Interest-bearing deposits in other banks	13,397	2,736
Cash and cash equivalents	78,665	42,917

Available-for-sale securities	585,726	691,563

Loans held for sale, at fair value	13,532	18,647
Loans	1,082,251	1,009,149
Less allowance for loan losses	20,073	21,367
Loans, net	1,062,178	987,782

Premises and equipment, net	25,419	27,398
Accrued interest receivable	5,706	6,331
Goodwill, net	140	140
Bank-owned life insurance	44,512	43,167
Restricted equity securities	5,478	5,169
Other real estate owned	580	360
Deferred tax asset	16,525	13,958
Other assets	1,844	2,933
	$1,840,305	1,840,365
Liabilities and Stockholders’ Equity
Deposits:
Noninterest-bearing	263,471	229,002
Interest-bearing:
NOW accounts	422,827	401,674
Savings	565,010	548,729
Money management accounts	21,731	16,330
Time deposits	251,710	333,345
	1,524,749	1,529,080

Securities sold under repurchase agreements	980	15,684
Advances from Federal Home Loan Bank	90,000	85,000
Accrued interest payable and other liabilities	21,084	20,688
Subordinated debentures	20,000	20,000
Total liabilities	1,656,813	1,670,452
Stockholders’ equity:
Preferred stock, no par value; 10,000,000 shares authorized; 0 shares outstanding in 2016 and 2015, respectively	—	—
Common stock, $3.00 par value; 10,000,000 shares authorized; 6,813,364 and 6,745,818 shares issued in 2016 and 2015, respectively; 6,813,364 and 6,745,818 shares outstanding in 2016 and 2015, respectively	20,440	20,237
Additional paid-in capital	66,337	63,637
Retained earnings	101,590	87,250
Treasury stock, at cost; 0 shares in 2016 and 2015, respectively	—	—
Accumulated other comprehensive loss, net	(4,875)	(1,211)
Total stockholders’ equity	183,492	169,913
	$1,840,305	1,840,365

See accompanying notes to consolidated financial statements.

SOUTHEASTERN BANK FINANCIAL CORPORATION

Consolidated Statements of Comprehensive Income

Years ended December 31, 2016, 2015 and 2014

	2016	2015	2014
	(Dollars in thousands, except share and per share data)
Interest income:
Loans, including fees	$47,792	47,046	46,444
Investment securities:
Taxable	11,929	12,236	11,868
Tax-exempt	3,095	3,119	2,571
Interest-bearing deposits in other banks	205	83	67
Total interest income	63,021	62,484	60,950
Interest expense:
Deposits	5,384	5,790	6,252
Securities sold under repurchase agreements	12	12	5
Other borrowings	2,545	2,425	2,629
Total interest expense	7,941	8,227	8,886
Net interest income	55,080	54,257	52,064
Provision (credit) for loan losses	867	(1,628)	3,492
Net interest income after provision (credit) for loan losses	54,213	55,885	48,572
Noninterest income:
Service charges and fees on deposits	7,257	7,315	7,180
Gain on sales of loans	7,657	6,595	5,465
(Loss) gain on sale of fixed assets, net	(7)	36	64
Investment securities gains (losses), net	433	(1,043)	825
Retail investment income	2,395	2,182	2,188
Trust services fees	1,438	1,408	1,310
Earnings from cash surrender value of bank-owned life insurance	1,345	1,259	1,163
Miscellaneous income	1,172	936	835
Total noninterest income	21,690	18,688	19,030
Noninterest expense:
Salaries and other personnel expense	26,863	26,384	25,047
Occupancy expenses	4,346	4,178	4,000
Other real estate losses (gains), net	108	(102)	228
Prepayment fees	—	955	—
Merger-related expenses	2,138	—	—
Other operating expenses	14,622	14,625	14,213
Total noninterest expense	48,077	46,040	43,488
Income before income taxes	27,826	28,533	24,114
Income tax expense	9,153	9,138	7,482
Net income	$18,673	19,395	16,632
Other comprehensive (loss) income:
Unrealized gain (loss) on derivatives	190	(53)	(1,191)
Unrealized (loss) gain on securities available-for-sale	(5,754)	(3,089)	18,664
Reclassification adjustment for realized (gain) loss on securities, net of OTTI	(433)	1,043	(825)
Tax effect	2,333	817	(6,476)
Total other comprehensive (loss) income	(3,664)	(1,282)	10,172
Comprehensive income	$15,009	18,113	26,804

(continued)

SOUTHEASTERN BANK FINANCIAL CORPORATION

Consolidated Statements of Comprehensive Income

Years ended December 31, 2016, 2015 and 2014

(continued)

	2016	2015	2014

Basic net income per share	$2.77	2.89	2.49
Diluted net income per share	2.76	2.89	2.49
Weighted average common shares outstanding	6,749,553	6,701,291	6,681,220
Weighted average number of common and common equivalent shares outstanding	6,770,454	6,716,369	6,690,423

See accompanying notes to consolidated financial statements.

SOUTHEASTERN BANK FINANCIAL CORPORATION

Consolidated Statements of Stockholders’ Equity

Years ended December 31, 2016, 2015 and 2014

(In thousands)

						Accumulated
	Common stock		Additional			other	Total
	Number		paid-in	Retained	Treasury	comprehensive	stockholders’
	of shares	Amount	capital	earnings	stock	income (loss), net	equity
Balance, January 1, 2014	6,680	$20,041	62,863	58,769	(3)	(10,101)	131,569

Net income	—	—	—	16,632	—	—	16,632
Other comprehensive income	—	—	—	—	—	10,172	10,172
Stock-based compensation	63	189	200	—	—	—	389
Directors’ stock purchase plan	2	5	33	—	16	—	54
Cash dividends ($0.52 per common share)	—	—	—	(3,499)	—	—	(3,499)
Purchase of treasury stock	—	—	—	—	(31)	—	(31)
Balance, December 31, 2014	6,745	$20,235	63,096	71,902	(18)	71	155,286

Net income	—	—	—	19,395	—	—	19,395
Other comprehensive loss	—	—	—	—	—	(1,282)	(1,282)
Stock-based compensation	—	—	467	—	—	—	467
Tax benefit from stock-based compensation	—	—	46	—	—	—	46
Directors’ stock purchase plan	1	2	28	—	29	—	59
Cash dividends ($0.60 per common share)	—	—	—	(4,047)	—	—	(4,047)
Purchase of treasury stock	—	—	—	—	(11)	—	(11)
Balance, December 31, 2015	6,746	$20,237	63,637	87,250	—	(1,211)	169,913

Net income	—	—	—	18,673	—	—	18,673
Other comprehensive loss	—	—	—	—	—	(3,664)	(3,664)
Stock-based compensation	—	—	467	—	—	—	467
Tax benefit from stock-based compensation	—	—	102	—	—	—	102
Directors’ stock purchase plan	1	5	54	—	—	—	59
Stock options exercised	66	198	2,077	—	139	—	2,414
Cash dividends ($0.64 per common share)	—	—	—	(4,333)	—	—	(4,333)
Purchase of treasury stock	—	—	—	—	(139)	—	(139)
Balance, December 31, 2016	6,813	$20,440	66,337	101,590	—	(4,875)	183,492

See accompanying notes to consolidated financial statements.

SOUTHEASTERN BANK FINANCIAL CORPORATION

Consolidated Statements of Cash Flows

Years ended December 31, 2016, 2015 and 2014

	2016	2015	2014
	(Dollars in thousands)
Cash flows from operating activities:
Net income	$18,673	19,395	16,632
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	2,364	2,264	2,061
Deferred income tax (benefit) expense	(234)	2,121	(717)
Provision (credit) for loan losses	867	(1,628)	3,492
Investment securities (gains) losses, net	(433)	1,043	(825)
Net amortization of premium on investment securities	4,556	4,170	4,457
Earnings from cash surrender value of bank-owned life insurance	(1,345)	(1,259)	(1,163)
Stock-based compensation expense	467	467	389
Prepayment fees on Federal Home Loan Bank advances	—	955	—
Loss (gain) on disposal of premises and equipment	7	(36)	(64)
Loss (gain) on the sale of other real estate	24	(116)	(43)
Provision for other real estate valuation allowance	84	14	271
Gain on sales of loans	(7,657)	(6,595)	(5,465)
Real estate loans originated for sale	(238,628)	(223,844)	(187,008)
Proceeds from sales of real estate loans	251,399	230,157	180,691
Decrease (increase) in accrued interest receivable	625	(433)	323
Decrease (increase) in other assets	1,088	(1,382)	4,503
Increase in accrued interest payable and other liabilities	587	1,682	1,162

Net cash provided by operating activities	32,444	26,975	18,696

Cash flows from investing activities:
Proceeds from sales of available for sale securities	135,581	128,439	207,299
Proceeds from maturities and calls of available for sale securities	134,941	106,298	80,538
Purchase of available for sale securities	(174,995)	(289,094)	(268,116)
Purchase of restricted equity securities	(309)	(1,271)	—
Proceeds from redemption of FHLB stock	—	500	472
Net increase in loans	(75,869)	(45,523)	(61,963)
Purchase of bank-owned life insurance	—	(5,000)	—
Additions to premises and equipment	(418)	(1,960)	(2,969)
Proceeds from sale of other real estate	279	1,068	661
Proceeds from sale of premises and equipment	26	176	133

Net cash provided by (used in) investing activities	19,236	(106,367)	(43,945)

(continued)

SOUTHEASTERN BANK FINANCIAL CORPORATION

Consolidated Statements of Cash Flows

Years ended December 31, 2016, 2015 and 2014

(continued)

	2016	2015	2014
Cash flows from financing activities:
Net (decrease) increase in deposits	(4,331)	65,216	9,061
Net (decrease) increase in federal funds purchased and securities sold under repurchase agreements	(14,704)	5,006	9,870
Advances from Federal Home Loan Bank	5,000	29,000	—
Payments of Federal Home Loan Bank advances	—	(8,955)	—
Payments of subordinated debentures	—	—	(1,547)
Tax benefit from stock-based compensation	102	46	—
Proceeds from directors’ stock purchase plan	59	59	54
Purchase of treasury stock	(139)	(11)	(31)
Payment of cash dividends	(4,333)	(4,047)	(3,499)
Proceeds from stock options exercised, net of stock redeemed	2,414	—	—
Net cash (used in) provided by financing activities	(15,932)	86,314	13,908
Net increase (decrease) in cash and cash equivalents	35,748	6,922	(11,341)
Cash and cash equivalents at beginning of year	42,917	35,995	47,336
Cash and cash equivalents at end of year	$78,665	42,917	35,995

Supplemental disclosures of cash paid during the year for:
Interest	$8,002	8,456	8,960
Income taxes	6,165	7,291	8,366

Supplemental information on noncash investing activities:
Loans transferred to other real estate owned	$607	611	1,256
Loans provided for sales of other real estate owned	—	392	274

See accompanying notes to consolidated financial statements.

SOUTHEASTERN BANK FINANCIAL CORPORATION

Notes to Consolidated Financial Statements

December 31, 2016, 2015 and 2014

Note 1 — Summary of Significant Accounting Policies

(a)              Nature of Operations and Principles of Consolidation

The consolidated financial statements include the accounts of Southeastern Bank Financial Corporation and its wholly owned subsidiary, Georgia Bank & Trust Company of Augusta, Georgia “the Bank,” together referred to as “the Company.” Significant intercompany transactions and balances are eliminated in consolidation.

The Company provides financial services through its offices in Richmond and Columbia Counties, Georgia, and Aiken County, South Carolina. Its primary deposit products are checking, savings, and term certificate accounts, and its primary lending products are residential mortgage, commercial, and installment loans. Substantially all loans are secured by specific items of collateral including business assets, consumer assets, and commercial and residential real estate. Commercial loans are expected to be repaid from cash flow from operations of businesses. The Company has a significant concentration of commercial real estate loans. The ability of these customers to repay their loans is dependent on the real estate and general economic conditions in the area.

(b)              Use of Estimates

To prepare financial statements in conformity with United States generally accepted accounting principles, management makes estimates and assumptions based on available information. These estimates and assumptions affect the amounts reported in the financial statements and the disclosures provided, and actual results could differ.

(c)               Cash Flows

Cash and cash equivalents include cash and due from banks, Federal funds sold, and short-term interest-bearing deposits in other banks. Generally, Federal funds are sold for one-day periods. Net cash flows are reported for loan and deposit transactions and for short term borrowings with an original maturity of 90 days or less.

(d)              Securities

Debt securities are classified as held to maturity and carried at amortized cost when management has the positive intent and ability to hold them to maturity. Debt securities are classified as available for sale when they might be sold before maturity. Equity securities with readily determinable fair values are classified as available for sale. Securities available for sale are carried at fair value, with unrealized holding gains and losses reported in other comprehensive income (loss), net of tax.

Interest income includes amortization of purchase premium or discount. Premiums and discounts on securities are amortized on the level-yield method without anticipating

SOUTHEASTERN BANK FINANCIAL CORPORATION

Notes to Consolidated Financial Statements

December 31, 2016, 2015 and 2014

prepayments, except for mortgage backed securities where prepayments are anticipated. Gains and losses on sales are recorded on the trade date and determined using the specific identification method.

Management evaluates securities for other-than-temporary impairment (“OTTI”) at least on a quarterly basis, and more frequently when economic or market conditions warrant such an evaluation. For securities in an unrealized loss position, management considers the extent and duration of the unrealized loss, and the financial condition and near-term prospects of the issuer. Management also assesses whether it intends to sell, or it is more likely than not that it will be required to sell, a security in an unrealized loss position before recovery of its amortized cost basis. If either of the criteria regarding intent or requirement to sell is met, the entire difference between amortized cost and fair value is recognized as impairment through earnings. For debt securities that do not meet the aforementioned criteria, the amount of impairment is split into two components as follows: 1) OTTI related to credit loss, which must be recognized in the income statement and 2) OTTI related to other factors, which is recognized in other comprehensive income. The credit loss is defined as the difference between the present value of the cash flows expected to be collected and the amortized cost basis. For equity securities, the entire amount of impairment is recognized through earnings.

(e)               Loans and Allowance for Loan Losses

Loans that management has the intent and ability to hold for the foreseeable future or until maturity or payoff are reported at the principal balance outstanding, net of deferred loan fees and costs, and an allowance for loan losses. Interest income is accrued on the unpaid principal balance. Loan origination fees, net of certain direct origination costs, are deferred and recognized in interest income using the level-yield method without anticipating prepayments.

Non-Accrual Loan Procedures:

Interest income on loans of all segments and classes are generally discontinued at the time the loan is 90 days delinquent unless the loan is well-secured and in process of collection. Consumer loans are typically charged off no later than 120 days past due. Past due status is based on the contractual terms of the loan. In all cases, loans are placed on nonaccrual or charged-off at an earlier date if collection of principal or interest is considered doubtful. Nonaccrual loans and loans past due 90 days still on accrual include both smaller balance homogeneous loans that are collectively evaluated for impairment and individually classified impaired loans. A loan is moved to non-accrual status in accordance with the Company’s policy, typically after 90 days of non-payment as measured from the loan’s contractual due date.

SOUTHEASTERN BANK FINANCIAL CORPORATION

Notes to Consolidated Financial Statements

December 31, 2016, 2015 and 2014

All interest, accrued but not received, for loans placed on nonaccrual is reversed against interest income. Interest received on such loans is accounted for on the cash-basis or cost-recovery method, until qualifying for return to accrual. Subsequent payments of interest are recognized on the cash basis as income when full collection of principal is expected. Loans are returned to accrual status when all the principal and interest amounts contractually due are brought current and future payments are reasonably assured and there is a period of at least 6 months of repayment performance (1 year for loans providing for quarterly or semi-annual payments) by the borrower in accordance with contractual terms.

Concentration of Credit Risk:

Most of the Company’s business activity is with customers located within the Augusta-Richmond County, GA-SC metropolitan statistical area, part of the CSRA. Therefore, the Company’s exposure to credit risk is significantly affected by changes in the economy in this area. The Company also has a significant concentration of commercial real estate loans.

Allowance for Loan Losses:

The allowance for loan losses (ALLL) is a valuation allowance for probable incurred credit losses. The allowance for loan losses is established through a provision for loan losses charged to expense. Loan losses are charged against the allowance when management believes the uncollectibility of a loan balance is confirmed. Subsequent recoveries, if any, are credited to the allowance. Allocations of the allowance may be made for specific loans, but the entire allowance is available for any loan that, in management’s judgment, should be charged off. The allowance consists of specific and general components. The specific component relates to loans that are individually classified as impaired.

Impaired Loans and Troubled Debt Restructurings:

A loan is impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due (both principal and interest) according to the contractual terms of the loan agreement. Loans for which the terms have been modified resulting in a concession, and for which the borrower is experiencing financial difficulties, are considered troubled debt restructurings and classified as impaired. Factors considered by management in determining impairment include payment status, collateral value, and the probability of collecting scheduled principal and interest payments when due. Loans that experience insignificant payment delays and payment shortfalls generally are not classified as impaired. Management determines the significance of payment delays and payment shortfalls on a case-by-case basis, taking into consideration all of the circumstances surrounding the loan and the borrower, including the length of the delay, the reasons for the delay, the borrower’s prior payment record, and the amount of the shortfall in relation to the principal and interest owed.

SOUTHEASTERN BANK FINANCIAL CORPORATION

Notes to Consolidated Financial Statements

December 31, 2016, 2015 and 2014

All lending relationships over $500 are individually evaluated for impairment. If a loan is impaired, a portion of the allowance is allocated so that the loan is reported, net, at the present value of estimated future cash flows using the loan’s existing rate or at the fair value of collateral if repayment is expected solely from the collateral. Large groups of smaller balance homogeneous loans, such as consumer and residential real estate loans are collectively evaluated for impairment, and accordingly, they are not separately identified for impairment disclosures. Troubled debt restructurings are separately identified for impairment disclosures and are measured at the present value of estimated future cash flows using the loan’s effective rate at inception. If a troubled debt restructuring is considered to be a collateral dependent loan, the loan is reported, net, at the fair value of the collateral. For troubled debt restructurings that subsequently default, the Company determines the amount of reserve in accordance with the accounting policy for the allowance for loan losses.

The following portfolio segments have been identified:

• Acquisition Development and Construction (“ADC”) – CSRA

• ADC – Other

• Commercial Real Estate – Non owner occupied

• Commercial Real Estate – Owner occupied

• Residential Real Estate

• Consumer

• Other – Commercial, Financial and Agricultural

The following is a discussion of the risks characteristics of these portfolio segments.

Acquisition, Development & Construction (ADC) — CSRA (Primary Market) — ADC lending carries all of the normal risks involved in lending including the changing nature of borrower and guarantor financial conditions and the knowledge that the sale of the completed lots and/or structures is likely the sole source of repayment as opposed to other forms of borrower cash flow. In addition, this type of lending carries several additional risk factors including: (1) timely project completion (contractor financial condition, commodity prices, weather delays, prospective tenant financial condition); (2) market factors (changing economic conditions, unemployment rates, end-user financing availability, interest rates); (3) competition (similar product availability, bank foreclosed properties); and (4) end -product price stability.

ADC — Other — ADC lending in all other markets carries all of the ADC risks outlined for the CSRA plus the additional risk of lending outside of the Company’s traditional market area where our knowledge of these markets may not be as well developed.

SOUTHEASTERN BANK FINANCIAL CORPORATION

Notes to Consolidated Financial Statements

December 31, 2016, 2015 and 2014

Commercial Real Estate — Non Owner Occupied — This lending category includes loans for office, warehouse, retail, hotel/motel and other non-owner occupied properties. Loans in this category carry more risk than owner-occupied properties because the property’s cash flow is not derived from the owner of the property’s business, but from unrelated tenants. These outside tenants are each subject to their own set of business risks depending upon their own financial situation, competitors, industry segment and general economic conditions. Therefore, the cash flow from the property in the form of rent may not be as stable as a one-user, owner-occupied property.

Commercial Real Estate — Owner Occupied — This portfolio segment includes loans to finance office buildings, retail establishments, warehouses, convenience stores, churches, schools, daycare facilities, restaurants, health care facilities, golf courses and other owner-occupied properties. Loans in this category generally carry less risk than non-owner occupied properties because the cash flow to service the property’s debt is derived from the owner of the property’s business as opposed to unrelated third-party tenants. The cash flows and property values for one-user, owner-occupied properties tend to be more stable because they are based upon the operation of the owner’s business as opposed to rent from a variety of smaller tenants (each of which carries its own set of business and market risks).

Residential Real Estate — This lending category includes loans secured by improved 1-4 family residential real estate. Loans in this category are affected by local real estate markets, local & national economic factors affecting borrowers’ employment prospects & income levels, and levels & movement of interest rates and the general availability of mortgage financing.

Consumer — This portfolio segment includes loans secured by consumer goods (e.g. vehicles, recreational products, equipment, etc.), but also may be unsecured. Similar to the residential real estate category, this segment of the loan portfolio depends on a variety of local & national economic factors affecting borrowers’ employment prospects, income levels and overall economic sentiment.

Commercial, Financial and Agricultural — This portfolio segment includes loans for a wide variety of business purposes. This segment also includes home equity lines of credit, loans secured by multi-family properties and loans to government entities. Loans in this category are affected by changes in national, regional and local economic factors that affect the businesses that operate in our market.

SOUTHEASTERN BANK FINANCIAL CORPORATION

Notes to Consolidated Financial Statements

December 31, 2016, 2015 and 2014

The allowance is an amount that management believes will be adequate to absorb probable incurred losses on existing loans that become uncollectible, based on evaluations of the collectability of loans. The evaluations take into consideration such factors as changes in the nature and volume of the loan portfolio, historical loss rates, overall portfolio quality, review of specific problem loans, and current economic conditions and trends that may affect a borrower’s ability to pay. The allowance is evaluated on a regular basis utilizing estimated loss factors for specific types of loans. Such loss factors are periodically reviewed and adjusted as necessary based on actual losses.

ALLL Methodology:

The Company’s approach to ALLL reserve calculation uses two distinct perspectives, the guidelines of using Financial Accounting Standards ASC 450 (Accounting for Contingencies) and ASC 310 (Accounting by Creditors for Impairment of a Loan, for individual loans). The process is generally as follows, with the same methodology applied to all classes of loans within the portfolio segments:

•        Loans are grouped in categories of similar risk characteristics (portfolio segments).

•        For each loan category, a four year average rolling historical net loss rate is calculated, with the loss rate more heavily weighted to the most recent two years loss history. The historical loss ratios are adjusted for internal and external qualitative factors within each loan category. Factors include:

•        levels and trends in delinquencies and impaired/classified/graded loans;

•        changes in the quality of the loan review system;

•        trends in volume and terms of loans;

•        effects of changes in risk selection and underwriting standards, and other changes in lending policies, procedures and practices;

•        experience, ability, and depth of lending management and other relevant staff;

•        national and local economic trends and conditions;

•        changes in the value of underlying collateral;

•        other external factors-competition, legal and regulatory requirements; and

•        effects of changes in credit concentrations.

•        The resultant loss factor is applied to each respective loan pool to calculate the ALLL for each loan pool.

•        The total of each loan pool is then added to the ALLL determined for individual loans evaluated for impairment in accordance with ASC 310.

Due to the added risks associated with loans, which are graded as special mention or substandard, that are not classified as impaired, the qualitative factor adjustment is further increased for such classifications within each category.

SOUTHEASTERN BANK FINANCIAL CORPORATION

Notes to Consolidated Financial Statements

December 31, 2016, 2015 and 2014

There have been no changes to the methodology during 2016 and 2015.

Loans Held for Sale:

Mortgage loans held for sale are generally sold with servicing rights released. The Company originates mortgages to be held for sale only for loans that have been individually pre-approved by the investor. Mortgage loans held for sale, for which the fair value option has been elected, are recorded at fair value as of each balance sheet date.

Gains and losses on sales of mortgage loans are based on the difference between the selling price and the carrying value of the related loan sold.

The Company bears minimal interest rate risk on these loans and only holds the loans temporarily until documentation can be completed to finalize the sale to the investor.

Commitments to fund mortgage loans (interest rate locks) to be sold into the secondary market and forward commitments for the future delivery of these mortgage loans are accounted for as freestanding derivatives. Fair values of these mortgage derivatives are estimated based on changes in mortgage interest rates from the date the interest on the loan is locked. The Company enters into forward commitments for the future delivery of mortgage loans when interest rate locks are entered into, in order to hedge the change in interest rates resulting from its commitments to fund the loans. Changes in the fair values of these derivatives are included in net gains on sales of loans. Fair values of these derivatives were $19 and $24 as of December 31, 2016 and 2015, respectively.

(f)                 Transfers of Financial Assets

Transfers of financial assets are accounted for as sales when control over the assets has been relinquished. Control over transferred assets is deemed to be surrendered when the assets have been isolated from the Company, the transferee obtains the right (free of conditions that constrain it from taking advantage of that right) to pledge or exchange the transferred assets, and the Company does not maintain effective control over the transferred assets through an agreement to repurchase them before their maturity.

(g)              Premises and Equipment

Land is carried at cost. Premises and equipment are stated at cost less accumulated depreciation. Buildings and related components are depreciated using the straight-line method with useful lives ranging from three to thirty-nine years. Furniture, fixtures and equipment are depreciated using the straight-line (or accelerated) method with useful lives ranging from three to ten years.

SOUTHEASTERN BANK FINANCIAL CORPORATION

Notes to Consolidated Financial Statements

December 31, 2016, 2015 and 2014

(h)              Federal Home Loan Bank (FHLB) Stock

The Bank is a member of the FHLB system. Members are required to own a certain amount of stock based on the level of borrowings and other factors, and may invest in additional amounts. FHLB stock is carried at cost, classified as a restricted security, and periodically evaluated for impairment based on ultimate recovery of par value. Both cash and stock dividends are reported as income.

(i)                 Other Real Estate

Assets acquired through or instead of loan foreclosure are initially recorded at fair value less estimated costs to sell when acquired, establishing a new cost basis. These assets are subsequently accounted for at lower of cost or fair value less estimated costs to sell. If fair value declines subsequent to foreclosure, a valuation allowance is recorded through expense. Operating costs after acquisition are expensed. Costs, related to the development and improvement of real estate owned, are capitalized.

(j)                 Goodwill

Goodwill results from business acquisitions and represents the excess of the purchase price over the fair value of acquired tangible assets and liabilities and identifiable intangible assets. Goodwill is assessed at least annually, on December 31st, for impairment and any such impairment will be recognized in the period identified. The Company’s goodwill is not considered impaired at December 31, 2016.

(k)              Stock-Based Compensation

Compensation cost is recognized for stock options and restricted stock awards issued to employees, based on the fair value of these awards at the date of grant. A Black-Scholes model is utilized to estimate the fair value of stock options, while the market price of the Company’s common stock at the date of grant is used for restricted stock awards. Compensation cost is recognized over the required service period, generally defined as the vesting period. For awards with graded vesting, compensation cost is recognized on a straight-line basis over the requisite service period for the entire award.

(l)                 Income Taxes

Income tax expense is the total of the current year income tax due or refundable and the change in deferred tax assets and liabilities. Deferred tax assets and liabilities are the expected future tax amounts for the temporary differences between carrying amounts and tax bases of assets and liabilities, computed using enacted tax rates. A valuation allowance, if needed, reduces deferred tax assets to the amount expected to be realized.

A tax position is recognized as a benefit only if it is “more likely than not” that the tax position would be sustained in a tax examination, with a tax examination being presumed

SOUTHEASTERN BANK FINANCIAL CORPORATION

Notes to Consolidated Financial Statements

December 31, 2016, 2015 and 2014

to occur. The amount recognized is the largest amount of tax benefit that is greater than 50% likely of being realized on examination. For tax positions not meeting the “more likely than not” test, no tax benefit is recorded.

The Company recognizes interest related to income tax matters as interest expense and penalties related to income tax matters as other expense.

(m)           Income Per Share

Basic net income per share is net income divided by the weighted average number of common shares outstanding during the period. Common shares issuable under restricted stock awards are not considered outstanding for this calculation until vested. Diluted net income per share includes the dilutive effect of additional potential common shares issuable under stock options and restricted stock awards. The calculation of diluted earnings per share for 2016, 2015 and 2014 excludes the dilutive effect of stock options outstanding of 53,900, 80,850 and 134,750 at December 31, 2016, 2015 and 2014, respectively, as the effect is anti-dilutive for all periods.

	December 31,
	2016	2015	2014
Weighted average common shares outstanding for basic earnings per common share	6,749,553	6,701,291	6,681,220
Add: Dilutive effects of assumed exercises of stock options and restricted stock awards	20,901	15,078	9,203
Weighted average number of common and common equivalent shares outstanding	6,770,454	6,716,369	6,690,423

(n)           Other Comprehensive Income (Loss)

Comprehensive income (loss) consists of net income (loss) and other comprehensive income (loss). Other comprehensive income (loss) includes unrealized gains and losses on securities available for sale and interest rate swap derivatives which are also recognized as separate components of equity.

(o)              Segment Disclosures

While the chief decision-makers monitor the revenue streams of the various products and services, operations are managed and financial performance is evaluated on a Company wide basis. Discrete financial information is not available other than on a Company wide basis. Accordingly, all of the financial service operations are considered by management to be aggregated in one reportable operating segment.

SOUTHEASTERN BANK FINANCIAL CORPORATION

Notes to Consolidated Financial Statements

December 31, 2016, 2015 and 2014

(p)              Adoption of New Accounting Standards

In May 2014, the FASB issued an update (ASU No. 2014-09, Revenue from Contracts with Customers) creating FASB Topic 606, Revenue from Contracts with Customers. The guidance in this update affects any entity that either enters into contracts with customers to transfer goods or services or enters into contracts for the transfer of nonfinancial assets unless those contracts are within the scope of other standards (for example, insurance contracts or lease contracts). The core principle of the guidance is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The guidance provides steps to follow to achieve the core principle. An entity should disclose sufficient information to enable users of financial statements to understand the nature, amount, timing and uncertainty of revenue and cash flows arising from contracts with customers. Qualitative and quantitative information is required about contracts with customers, significant judgments and changes in judgments, and assets recognized from the costs to obtain or fulfill a contract. The amendments in this update are effective for interim and annual reporting periods beginning after December 15, 2017. We are currently evaluating the impact of adopting the new guidance on the consolidated financial statements.

In January 2016, the FASB issued an update (ASU No. 2016-01, Recognition and Measurement of Financial Assets and Financial Liabilities.) The guidance in this update affects any entity that holds financial assets or owes financial liabilities. It is intended to provide users of financial statements with more useful information on the recognition, measurement, presentation, and disclosure of financial instruments by requiring (1) equity investments (except those accounted for under the equity method) to be measured at fair value with changes in fair value recognized in net income (2) public business entities to use the exit price notion when measuring the fair value of financial instruments for disclosure purposes (3) entities to present separately in other comprehensive income the portion of the total change in the fair value of a liability resulting from a change in the instrument-specific credit risk when the entity has elected to measure the liability at fair value (4) a separate presentation of financial assets and financial liabilities by measurement category and form of financial asset on the balance sheet or the accompanying notes and eliminating (1) the requirement to disclose the fair value of financial instruments measured at amortized cost for entities that are not public business entities and (2) the requirement for public business entities to disclose the method(s) and significant assumptions used to estimate the fair value that is required to be disclosed for financial instruments measured at amortized cost on the balance sheet. The amendments in this update are effective for fiscal years, and interim periods within those years, beginning after December 15, 2017. The Company is currently evaluating the impact on the consolidated financial statements and related disclosures.

In February 2016, the FASB issued an update (ASU No. 2016-02, Leases) creating FASB Topic 842, Leases. The guidance is intended to increase transparency and comparability

SOUTHEASTERN BANK FINANCIAL CORPORATION

Notes to Consolidated Financial Statements

December 31, 2016, 2015 and 2014

among organizations by recognizing lease assets and lease liabilities on the balance sheet and requiring more disclosures related to leasing transactions. The amendments in this update are effective for fiscal years, and interim periods within those years, beginning after December 15, 2018. Early adoption is permitted. The Company is currently evaluating the impact on the consolidated financial statements and related disclosures.

In March 2016, the FASB issued an update (ASU No. 2016-08, Revenue from Contracts with Customers: Principal versus Agent Considerations.) The amendments in this update affect the guidance in ASU 2014-09, Revenue from Contracts with Customers. The amendments do not change the core principal of the guidance, but rather clarify the implementation guidance on principal versus agent considerations. The amendments in this update are effective for fiscal years, and interim periods within those years, beginning after December 15, 2017. The Company is currently evaluating the impact on the consolidated financial statements and related disclosures.

In March 2016, the FASB issued an update (ASU No. 2016-09, Stock Compensation: Improvements to Employee Share-Based Payment Accounting.) The guidance in this update affects any entity that issues share-based payment awards to its employees and is intended to simplify several aspects of the accounting for share-based payment awards including income tax consequences, classification of awards as either equity or liabilities, and classification on the statement of cash flows. The amendments in this update are effective for fiscal years, and interim periods within those years, beginning after December 15, 2016. Early adoption is permitted. The adoption of this standard is not expected to have a material effect on the Company’s operating results or financial condition.

In June 2016, the FASB issued an update (ASU No. 2016-13, Financial Instruments: Credit Losses.) The guidance affects entities holding financial assets and net investment in leases that are not accounted for at fair value through net income. The amendments in this update require timelier recording of credit losses on loans and other financial instruments and are effective for fiscal years, and interim periods within those years, beginning after December 15, 2019. Early adoption is permitted for fiscal years beginning after December 15, 2018. The Company is currently evaluating the impact on the consolidated financial statements and related disclosures.

In August 2016, the FASB issued an update (ASU No. 2016-15, Statement of Cash Flows: Classification of Certain Cash Receipts and Cash Payments.) This guidance is intended to reduce diversity in practice in how certain transactions are classified in the statement of cash flows. The amendments in this update are effective for fiscal years, and interim periods within those years, beginning after December 15, 2017. Early adoption is permitted. The Company is currently evaluating the impact on the consolidated financial statements and related disclosures.

SOUTHEASTERN BANK FINANCIAL CORPORATION

Notes to Consolidated Financial Statements

December 31, 2016, 2015 and 2014

(q)                                 Bank Owned Life Insurance

The Company has purchased life insurance policies on certain key executives. Bank owned life insurance is recorded at the amount that can be realized under the insurance contract at the balance sheet date, which is the cash surrender value adjusted for other charges or other amounts due that are probable at settlement.

(r)                                   Loss Contingencies

Loss contingencies, including claims and legal actions arising in the ordinary course of business, are reported as liabilities when the likelihood of loss is probable and an amount or range of loss can be reasonably estimated. Management does not believe there now are such matters that will have a material effect on the consolidated financial statements.

(s)                                   Derivatives

At the inception of a derivative contract, the Company designates the derivative as one of three types based on the Company’s intentions and belief as to likely effectiveness as a hedge. These three types are (1) a hedge of the fair value of a recognized asset or liability or of an unrecognized firm commitment (“fair value hedge”), (2) a hedge of a forecasted transaction or the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow hedge”), or (3) an instrument with no hedging designation (“stand-alone derivative”). For a fair value hedge, the gain or loss on the derivative, as well as the offsetting loss or gain on the hedged item, are recognized in current earnings as fair values change. For a cash flow hedge, the gain or loss on the derivative is reported in other comprehensive income and is reclassified into earnings in the same periods during which the hedged transaction affects earnings. For both types of hedges, changes in the fair value of derivatives that are not highly effective in hedging the changes in fair value or expected cash flows of the hedged item are recognized immediately in current earnings. Changes in the fair value of derivatives that do not qualify for hedge accounting are reported currently in earnings, as noninterest income.

Net cash settlements on derivatives that qualify for hedge accounting are recorded in interest income or interest expense, based on the item being hedged. Net cash settlements on derivatives that do not qualify for hedge accounting are reported in noninterest income. Cash flows on hedges are classified in the cash flow statement the same as the cash flows of the items being hedged.

The Company formally documents the relationship between derivatives and hedged items, as well as the risk-management objective and the strategy for undertaking hedge transactions at the inception of the hedging relationship. This documentation includes linking fair value or cash flow hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions. The Company also formally assesses, both at the hedge’s inception and on an ongoing basis, whether the derivative instruments that are used are highly effective in offsetting changes in fair values or cash

SOUTHEASTERN BANK FINANCIAL CORPORATION

Notes to Consolidated Financial Statements

December 31, 2016, 2015 and 2014

flows of the hedged items. The Company discontinues hedge accounting when it determines that the derivative is no longer effective in offsetting changes in the fair value or cash flows of the hedged item, the derivative is settled or terminates, a hedged forecasted transaction is no longer probable, a hedged firm commitment is no longer firm, or treatment of the derivative as a hedge is no longer appropriate or intended.

When hedge accounting is discontinued, subsequent changes in fair value of the derivative are recorded as noninterest income. When a fair value hedge is discontinued, the hedged asset or liability is no longer adjusted for changes in fair value and the existing basis adjustment is amortized or accreted over the remaining life of the asset or liability. When a cash flow hedge is discontinued but the hedged cash flows or forecasted transactions are still expected to occur, gains or losses that were accumulated in other comprehensive income are amortized into earnings over the same periods which the hedged transactions will affect earnings.

(t)                                    Merger

On January 3, 2017, the Company merged with and into South State Corporation, a South Carolina corporation (“South State”) with South State as the surviving corporation. The Company’s wholly-owned subsidiary bank, Georgia Bank & Trust Company of Augusta (“Georgia Bank & Trust”), merged with and into South State’s wholly-owned subsidiary bank, South State Bank (the “Bank Merger”), with South State Bank as the surviving entity in the Bank Merger.

(u)                                 Reclassifications

Some items in the prior period financial statements were reclassified to conform to the current presentation. Reclassifications had no effect on prior period net income or shareholders’ equity.

(v)                                  Rounding

Dollar amounts are rounded to thousands except per share amounts unless otherwise noted.

Note 2 — Cash and Due From Banks

The Company’s subsidiary is required by the Federal Reserve Bank to maintain average daily cash balances. These required balances were $10,945 at December 31, 2016 and $8,614 at December 31, 2015.

SOUTHEASTERN BANK FINANCIAL CORPORATION

Notes to Consolidated Financial Statements

December 31, 2016, 2015 and 2014

Note 3 — Investment Securities

All investment securities held at December 31, 2016 and 2015 are classified as available-for-sale.

The following tables summarize the amortized cost and fair value of the available-for-sale investment securities portfolio at December 31, 2016 and 2015 and the corresponding amounts of unrealized gains and losses therein.

	2016
		Gross	Gross
	Amortized	unrealized	unrealized	Estimated
	cost	gains	losses	fair value
	(Dollars in thousands)
Available-for-sale:
Obligations of U.S. Government agencies	$61,167	179	(1,205)	60,141
Obligations of states and political subdivisions	117,700	2,204	(654)	119,250
Mortgage-backed securities
U.S. GSE’s* MBS - residential	112,144	458	(1,548)	111,054
U.S. GSE’s MBS - commercial	42,596	3	(1,170)	41,429
U.S. GSE’s CMO	176,669	197	(3,659)	173,207
Corporate bonds	81,607	241	(1,203)	80,645
	$591,883	3,282	(9,439)	585,726

*Government sponsored entities

	2015
		Gross	Gross
	Amortized	unrealized	unrealized	Estimated
	cost	gains	losses	fair value
	(Dollars in thousands)
Available-for-sale:
Obligations of U.S. Government agencies	$147,135	274	(1,433)	145,976
Obligations of states and political subdivisions	136,499	3,827	(266)	140,060
Mortgage-backed securities
U.S. GSE’s* MBS - residential	121,646	752	(890)	121,508
U.S. GSE’s MBS - commercial	21,805	125	(261)	21,669
U.S. GSE’s CMO	146,782	437	(1,642)	145,577
Corporate bonds	117,666	524	(1,417)	116,773
	$691,533	5,939	(5,909)	691,563

*Government sponsored entities

SOUTHEASTERN BANK FINANCIAL CORPORATION

Notes to Consolidated Financial Statements

December 31, 2016, 2015 and 2014

As of December 31, 2016 and 2015, except for the U.S. Government agencies and government sponsored entities, there was no issuer who represented 10% or more of stockholders’ equity within the investment portfolio.

Proceeds from sales of securities available-for-sale and the associated gains (losses), excluding gains (losses) on called securities, during 2016, 2015 and 2014 were as follows:

	December 31,
	2016	2015	2014
	(Dollars in thousands)
Proceeds	$135,581	$128,439	$207,299
Gross Gains	960	375	2,034
Gross Losses	(547)	(1,419)	(1,356)

Investment securities with a carrying amount of approximately $276,155 and $275,782 at December 31, 2016 and 2015, respectively, were pledged to secure public and trust deposits, and for other purposes required or permitted by law.

The amortized cost and fair value of the investment securities portfolio are shown below by contractual maturity. Expected maturities may differ from contractual maturities if borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

	Amortized	Estimated
	cost	fair value
	(Dollars in thousands)
Available-for-sale:
One year or less	$9,035	9,147
After one year through five years	81,436	81,484
After five years through ten years	148,074	145,440
After ten years	353,338	349,655
	$591,883	585,726

The following tables summarize the investment securities with unrealized losses at year-end 2016 and 2015, aggregated by investment category and length of time the individual securities have been in a continuous unrealized loss position.

SOUTHEASTERN BANK FINANCIAL CORPORATION

Notes to Consolidated Financial Statements

December 31, 2016, 2015 and 2014

	December 31, 2016
	Less than 12 months		12 months or longer		Total
	Estimated	Unrealized	Estimated	Unrealized	Estimated	Unrealized
	fair value	loss	fair value	loss	fair value	loss
	(Dollars in thousands)
Temporarily impaired
Obligations of U.S. Government agencies	$33,083	1,007	12,014	198	45,097	1,205
Obligations of states and political subdivisions	42,387	654	—	—	42,387	654
Mortgage-backed securities
U.S. GSE’s MBS - residential	91,466	1,500	2,271	48	93,737	1,548
U.S. GSE’s MBS - commercial	39,485	1,170	—	—	39,485	1,170
U.S. GSE’s CMO	150,150	3,540	3,789	119	153,939	3,659
Corporate bonds	39,262	457	18,742	746	58,004	1,203
	$395,833	8,328	36,816	1,111	432,649	9,439

	December 31, 2015
	Less than 12 months		12 months or longer		Total
	Estimated	Unrealized	Estimated	Unrealized	Estimated	Unrealized
	fair value	loss	fair value	loss	fair value	loss
	(Dollars in thousands)
Temporarily impaired
Obligations of U.S. Government agencies	$57,409	388	63,971	1,045	121,380	1,433
Obligations of states and political subdivisions	21,421	235	2,794	31	24,215	266
Mortgage-backed securities
U.S. GSE’s MBS - residential	71,185	607	11,105	283	82,290	890
U.S. GSE’s MBS - commercial	9,428	261	—	—	9,428	261
U.S. GSE’s CMO	102,082	1,463	6,584	179	108,666	1,642
Corporate bonds	69,459	705	17,683	712	87,142	1,417
	$330,984	3,659	102,137	2,250	433,121	5,909

Other-Than-Temporary Impairment — December 31, 2016

As of December 31, 2016, the Company’s security portfolio consisted of 393 securities, 225 of which were in an unrealized loss position. Of these securities with unrealized losses, 80.31% were related to the Company’s mortgage-backed and corporate securities as discussed below.

Mortgage-backed Securities

At December 31, 2016, all of the Company’s mortgage-backed securities were issued by U.S. government-sponsored entities and agencies, primarily the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Government National Mortgage Association (“Ginnie Mae”), institutions which the government has affirmed its commitment to support. Because the decline in fair value is attributable to changes in interest rates and illiquidity, and not credit quality, and because the

SOUTHEASTERN BANK FINANCIAL CORPORATION

Notes to Consolidated Financial Statements

December 31, 2016, 2015 and 2014

Company does not have the intent to sell these mortgage-backed securities and it is not more likely than not that it will be required to sell the securities before their anticipated recovery, the Company does not consider these securities to be other-than-temporarily impaired at December 31, 2016.

Corporate Securities

The Company holds thirty-one corporate securities totaling $80,645, of which twenty-two had an unrealized loss of $1,203 at December 31, 2016. These securities were issued by entities rated lower medium investment grade or higher. Because the decline in fair value is attributable primarily to changes in interest rates and not credit quality and because the Company does not have the intent to sell the securities and it is not more likely than not that it will be required to sell the securities before their anticipated recovery, the Company does not consider these securities to be other-than-temporarily impaired at December 31, 2016.

There were no credit losses recognized in earnings for the years ended December 31, 2016, 2015 and 2014.

Note 4 — Loans

Loans at year end were as follows:

	2016	2015
	(Dollars in thousands)

Commercial, financial and agricultural	$221,265	$210,712
Real estate:
Commercial	411,712	366,566
Residential	258,051	229,161
Acquisition, development and construction	170,858	184,292
Consumer installment	20,410	18,584
	1,082,296	1,009,315
Less allowance for loan losses	20,073	21,367
Less deferred loan origination fees (costs)	45	166
	$1,062,178	$987,782

SOUTHEASTERN BANK FINANCIAL CORPORATION

Notes to Consolidated Financial Statements

December 31, 2016, 2015 and 2014

The following tables present the activity in the allowance for loan losses by portfolio segment as of and for the years ended December 31, 2016, 2015 and 2014.

	2016
	Commercial,
	Financial and	CRE - Owner	CRE - Non Owner	Residential	ADC	ADC
	Agricultural	Occupied	Occupied	Real Estate	CSRA	Other	Consumer	Total
	(Dollars in thousands)
Allowance for loan losses:
Beginning balance	$4,908	4,667	2,709	5,027	2,469	914	673	21,367
Charge-offs	(291)	(1,150)	(2)	(267)	(60)	(200)	(698)	(2,668)
Recoveries	33	9	100	21	3	52	289	507
Provision	(86)	845	546	217	(879)	(152)	376	867
Ending balance	$4,564	4,371	3,353	4,998	1,533	614	640	20,073

	2015
	Commercial,
	Financial and	CRE - Owner	CRE - Non Owner	Residential	ADC	ADC
	Agricultural	Occupied	Occupied	Real Estate	CSRA	Other	Consumer	Total
	(Dollars in thousands)
Allowance for loan losses:
Beginning balance	$5,407	4,805	3,817	6,591	1,943	2,320	623	25,506
Charge-offs	(1,184)	(1,076)	(1,162)	(371)	(255)	(31)	(610)	(4,689)
Recoveries	229	4	—	19	—	1,699	227	2,178
Provision	456	934	54	(1,212)	781	(3,074)	433	(1,628)
Ending balance	$4,908	4,667	2,709	5,027	2,469	914	673	21,367

	2014
	Commercial,
	Financial and	CRE - Owner	CRE - Non Owner	Residential	ADC	ADC
	Agricultural	Occupied	Occupied	Real Estate	CSRA	Other	Consumer	Total
	(Dollars in thousands)
Allowance for loan losses:
Beginning balance	$5,774	5,706	3,275	5,590	3,107	2,379	578	26,409
Charge-offs	(2,005)	(89)	(718)	(1,038)	(622)	(69)	(604)	(5,145)
Recoveries	67	96	275	37	—	—	275	750
Provision	1,571	(908)	985	2,002	(542)	10	374	3,492
Ending balance	$5,407	4,805	3,817	6,591	1,943	2,320	623	25,506

SOUTHEASTERN BANK FINANCIAL CORPORATION

Notes to Consolidated Financial Statements

December 31, 2016, 2015 and 2014

The following tables present the allowance for loan losses and the recorded investment in loans by portfolio segment and based on impairment method as of December 31, 2016 and 2015.

	2016
	Commercial,
	Financial and	CRE - Owner	CRE - Non Owner	Residential	ADC	ADC
	Agricultural	Occupied	Occupied	Real Estate	CSRA	Other	Consumer	Total
	(Dollars in thousands)
Allowance for loan losses:
Ending balance attributable to loans:
Individually evaluated for impairment	$—	—	—	—	—	—	—	—
Collectively evaluated for impairment	4,564	4,371	3,353	4,998	1,533	614	640	20,073
	$4,564	4,371	3,353	4,998	1,533	614	640	20,073

Loans:
Individually evaluated for impairment	1,592	4,710	3,264	2,463	888	—	—	12,917
Collectively evaluated for impairment	219,673	232,034	171,704	255,588	124,879	45,091	20,410	1,069,379
	$221,265	236,744	174,968	258,051	125,767	45,091	20,410	1,082,296

	2015
	Commercial,
	Financial and	CRE - Owner	CRE - Non Owner	Residential	ADC	ADC
	Agricultural	Occupied	Occupied	Real Estate	CSRA	Other	Consumer	Total
	(Dollars in thousands)
Allowance for loan losses:
Ending balance attributable to loans:
Individually evaluated for impairment	$—	—	—	—	—	—	—	—
Collectively evaluated for impairment	4,908	4,667	2,709	5,027	2,469	914	673	21,367
	$4,908	4,667	2,709	5,027	2,469	914	673	21,367

Loans:
Individually evaluated for impairment	991	3,771	6,244	1,998	2,468	—	—	15,472
Collectively evaluated for impairment	209,721	225,592	130,959	227,163	138,649	43,175	18,584	993,843
	$210,712	229,363	137,203	229,161	141,117	43,175	18,584	1,009,315

SOUTHEASTERN BANK FINANCIAL CORPORATION

Notes to Consolidated Financial Statements

December 31, 2016, 2015 and 2014

The following tables present loans individually evaluated for impairment by class of loans as of December 31, 2016 and 2015.

	2016
	Unpaid		Allowance for	Average
	Principal	Recorded	Loan Losses	Recorded
	Balance	Investment (2)	Allocated	Investment
	(Dollars in thousands)
With no related allowance recorded: (1)
Commercial, financial and agricultural:
Commerical	$2,933	1,592	—	1,199
Financial	—	—	—	—
Agricultural	—	—	—	—
Equity lines	—	—	—	—
Other	—	—	—	—
Commercial real estate:
Owner occupied	5,838	4,710	—	4,793
Non Owner occupied	3,542	3,264	—	3,127
Residential real estate:
Secured by first liens	3,104	2,381	—	2,508
Secured by junior liens	141	82	—	88
Acquisition, development and construction:
Residential	—	—	—	—
Other	1,240	888	—	979
Consumer	—	—	—	—
	16,798	12,917	—	12,694

With an allowance recorded:	—	—	—	—
	$16,798	12,917	—	12,694

(1) No specific allowance for credit losses is allocated to these loans since they are sufficiently collateralized or had sufficient cash flows

(2) Excludes accrued interest receivable and loan origination fees, net due to immateriality

SOUTHEASTERN BANK FINANCIAL CORPORATION

Notes to Consolidated Financial Statements

December 31, 2016, 2015 and 2014

	2015
	Unpaid		Allowance for	Average
	Principal	Recorded	Loan Losses	Recorded
	Balance	Investment (2)	Allocated	Investment
	(Dollars in thousands)
With no related allowance recorded: (1)
Commercial, financial and agricultural:
Commerical	$1,948	810	—	1,222
Financial	—	—	—	—
Agricultural	251	181	—	193
Equity lines	—	—	—	—
Other	—	—	—	—
Commercial real estate:
Owner occupied	4,773	3,771	—	4,656
Non Owner occupied	7,659	6,244	—	7,201
Residential real estate:
Secured by first liens	2,587	1,904	—	2,026
Secured by junior liens	147	94	—	100
Acquisition, development and construction:
Residential	—	—	—	—
Other	3,440	2,468	—	2,645
Consumer	—	—	—	—
	20,805	15,472	—	18,043

With an allowance recorded:	—	—	—	—
	$20,805	15,472	—	18,043

(1) No specific allowance for credit losses is allocated to these loans since they are sufficiently collateralized or had sufficient cash flows

(2) Excludes accrued interest receivable and loan origination fees, net due to immateriality

SOUTHEASTERN BANK FINANCIAL CORPORATION

Notes to Consolidated Financial Statements

December 31, 2016, 2015 and 2014

The following tables present interest income on impaired loans for the years ended December 31, 2016, 2015 and 2014.

2016
	Interest	Cash Basis
	Income	Interest Income
	Recognized	Recognized
(Dollars in thousands)
Commercial, financial and agricultural:
Commerical	$—	—
Financial	—	—
Agricultural	—	—
Equity lines	—	—
Other	—	—
Commercial real estate:
Owner occupied	13	13
Non Owner occupied	133	133
Residential real estate:
Secured by first liens	52	52
Secured by junior liens	—	—
Acquisition, development and construction:
Residential	—	—
Other	34	34
Consumer	—	—
	$232	232

	2015
	Interest	Cash Basis
	Income	Interest Income
	Recognized	Recognized
	(Dollars in thousands)
Commercial, financial and agricultural:
Commerical	$—	—
Financial	—	—
Agricultural	—	—
Equity lines	—	—
Other	—	—
Commercial real estate:
Owner occupied	13	13
Non Owner occupied	311	311
Residential real estate:
Secured by first liens	48	48
Secured by junior liens	3	3
Acquisition, development and construction:
Residential	—	—
Other	29	29
Consumer	—	—
	$404	404

SOUTHEASTERN BANK FINANCIAL CORPORATION

Notes to Consolidated Financial Statements

December 31, 2016, 2015 and 2014

2014
	Interest	Cash Basis
	Income	Interest Income
	Recognized	Recognized
(Dollars in thousands)
Commercial, financial and agricultural:
Commerical	$—	—
Financial	—	—
Agricultural	—	—
Equity lines	—	—
Other	—	—
Commercial real estate:
Owner occupied	15	15
Non Owner occupied	324	324
Residential real estate:
Secured by first liens	25	25
Secured by junior liens	—	—
Acquisition, development and construction:
Residential	—	—
Other	43	43
Consumer	—	—
	$407	407

Nonaccrual loans and loans past due 90 days still on accrual include both smaller balance homogeneous loans that are collectively evaluated for impairment and individually classified impaired loans. The sum of nonaccrual loans and loans past due 90 days still on accrual will differ from the total impaired loan amount.

SOUTHEASTERN BANK FINANCIAL CORPORATION

Notes to Consolidated Financial Statements

December 31, 2016, 2015 and 2014

The following tables present the aging of the recorded investment in past due loans as of December 31, 2016 and 2015 by class of loans.

	2016
	30 - 89 Days	90 Days or	Nonaccrual	Total	Loans Not
	Past Due	More Past Due	Loans	Past Due	Past Due	Total
	(Dollars in thousands)
Commercial, financial and agricultural:
Commerical	$96	—	1,746	1,842	140,939	142,781
Financial	—	—	—	—	3,815	3,815
Agricultural	—	—	—	—	11,162	11,162
Equity lines	5	—	72	77	42,021	42,098
Other	—	—	56	56	21,353	21,409
Commercial real estate:
Owner occupied	795	—	5,001	5,796	230,948	236,744
Non Owner occupied	1,198	—	713	1,911	173,057	174,968
Residential real estate:
Secured by first liens	4,597	—	3,402	7,999	245,757	253,756
Secured by junior liens	33	—	330	363	3,932	4,295
Acquisition, development and construction:
Residential	—	—	—	—	52,849	52,849
Other	853	—	688	1,541	116,468	118,009
Consumer	32	—	43	75	20,335	20,410
	$7,609	—	12,051	19,660	1,062,636	1,082,296

	2015
	30 - 89 Days	90 Days or	Nonaccrual	Total	Loans Not
	Past Due	More Past Due	Loans	Past Due	Past Due	Total
	(Dollars in thousands)
Commercial, financial and agricultural:
Commerical	$39	—	831	870	125,735	126,605
Financial	—	—	—	—	4,678	4,678
Agricultural	—	—	182	182	10,712	10,894
Equity lines	—	—	75	75	40,536	40,611
Other	—	—	63	63	27,861	27,924
Commercial real estate:
Owner occupied	1,158	—	3,988	5,146	224,217	229,363
Non Owner occupied	226	127	2,775	3,128	134,075	137,203
Residential real estate:
Secured by first liens	2,207	—	3,192	5,399	218,742	224,141
Secured by junior liens	—	—	368	368	4,652	5,020
Acquisition, development and construction:
Residential	—	—	—	—	54,266	54,266
Other	8	—	2,537	2,545	127,481	130,026
Consumer	19	—	33	52	18,532	18,584
	$3,657	127	14,044	17,828	991,487	1,009,315

SOUTHEASTERN BANK FINANCIAL CORPORATION

Notes to Consolidated Financial Statements

December 31, 2016, 2015 and 2014

Troubled Debt Restructurings:

The Company has troubled debt restructurings (TDRs) with a balance of $8,262 and $8,636 included in impaired loans at December 31, 2016 and 2015, respectively. No specific reserves were allocated to customers whose loan terms had been modified in TDRs as of December 31, 2016 and 2015. The Company is not committed to lend additional amounts as of December 31, 2016 and 2015 to customers with outstanding loans that are classified as TDRs. The following tables present TDRs as of December 31, 2016 and 2015.

	2016
	Number of	Recorded
	Loans	Investment
	(Dollars in thousands)
Troubled Debt Restructurings:
Commercial, financial and agricultural:
Commerical	3	1,592
Financial	—	—
Agricultural	—	—
Equity lines	—	—
Other	—	—
Commercial real estate:
Owner occupied	2	3,599
Non Owner occupied	3	1,705
Residential real estate:
Secured by first liens	9	993
Secured by junior liens	1	82
Acquisition, development and construction:
Residential	—	—
Other	1	291
Consumer	—	—
	19	$8,262

SOUTHEASTERN BANK FINANCIAL CORPORATION

Notes to Consolidated Financial Statements

December 31, 2016, 2015 and 2014

	2015
	Number of	Recorded
	Loans	Investment
	(Dollars in thousands)
Troubled Debt Restructurings:
Commercial, financial and agricultural:
Commerical	1	$810
Financial	—	—
Agricultural	—	—
Equity lines	—	—
Other	—	—
Commercial real estate:
Owner occupied	1	273
Non Owner occupied	4	4,499
Residential real estate:
Secured by first liens	10	1,140
Secured by junior liens	1	94
Acquisition, development and construction:
Residential	—	—
Other	2	1,820
Consumer	—	—
	19	$8,636

During the year ended December 31, 2016, four loans were modified as TDRs. One modification involved a 2.25% reduction of the stated interest rate of the loan and an extension of the maturity date for 277 months. The second modification involved a 0.50% rate reduction while both the third and fourth modification involved a 1.20% rate reduction and an extension of the maturity date for 339 months.

During the year ended December 31, 2015, two loans were modified as TDRs. One modification involved a 2.50% reduction of the stated interest rate of the loan and an extension of the maturity date for 38 months while the other modification involved a 3.00% rate reduction and an extension of the maturity date for 42 months.

During the year ended December 31, 2014, three loans were modified as TDRs. One modification involved a 2.13% reduction of the stated interest rate of the loan and an extension of the maturity date for 192 months. The second modification involved a 1.00% rate reduction and an extension of the maturity date for 25 months and the third modification involved a 2.00% rate reduction and an extension of the maturity date for 23 months.

SOUTHEASTERN BANK FINANCIAL CORPORATION

Notes to Consolidated Financial Statements

December 31, 2016, 2015 and 2014

The following tables presents loans by class modified as TDRs that occurred during the years ended December 31, 2016, 2015 and 2014.

Twelve Months Ended December 31, 2016
		Pre-Modification	Post-Modification
	Number of	Outstanding	Outstanding
	Loans	Recorded Investment	Recorded Investment
(Dollars in thousands)
Troubled Debt Restructurings:
Commercial, financial and agricultural:
Commerical	2	$1,000	$855
Financial	—	—	—
Agricultural	—	—	—
Equity lines	—	—	—
Other	—	—	—
Commercial real estate:
Owner occupied	1	4,508	3,330
Non Owner occupied	1	1,824	1,353
Residential real estate:
Secured by first liens	—	—	—
Secured by junior liens	—	—	—
Acquisition, development and construction:
Residential	—	—	—
Other	—	—	—
Consumer	—	—	—
	4	$7,332	$5,538

For the year ended December 31, 2016, the TDRs described in the previous table increased the allowance for loan losses by $144 and resulted in charge-offs of $144.

SOUTHEASTERN BANK FINANCIAL CORPORATION

Notes to Consolidated Financial Statements

December 31, 2016, 2015 and 2014

Twelve Months Ended December 31, 2015
		Pre-Modification	Post-Modification
	Number of	Outstanding	Outstanding
	Loans	Recorded Investment	Recorded Investment
(Dollars in thousands)
Troubled Debt Restructurings:
Commercial, financial and agricultural:
Commerical	1	$2,046	$810
Financial	—	—	—
Agricultural	—	—	—
Equity lines	—	—	—
Other	—	—	—
Commercial real estate:
Owner occupied	—	—	—
Non Owner occupied	—	—	—
Residential real estate:
Secured by first liens	1	86	80
Secured by junior liens	—	—	—
Acquisition, development and construction:
Residential	—	—	—
Other	—	—	—
Consumer	—	—	—
	2	$2,132	$890

There was no increase to the allowance for loan losses or resultant charge-offs on the TDRs described in the previous table for the year ended December 31, 2015.

Twelve Months Ended December 31, 2014
		Pre-Modification	Post-Modification
	Number of	Outstanding	Outstanding
	Loans	Recorded Investment	Recorded Investment
(Dollars in thousands)
Troubled Debt Restructurings:
Commercial, financial and agricultural:
Commerical	—	$—	$—
Financial	—	—	—
Agricultural	—	—	—
Equity lines	—	—	—
Other	—	—	—
Commercial real estate:
Owner occupied	—	—	—
Non Owner occupied	—	—	—
Residential real estate:
Secured by first liens	1	287	212
Secured by junior liens	—	—	—
Acquisition, development and construction:
Residential	—	—	—
Other	2	2,628	2,155
Consumer	—	—	—
	3	$2,915	$2,367

SOUTHEASTERN BANK FINANCIAL CORPORATION

Notes to Consolidated Financial Statements

December 31, 2016, 2015 and 2014

For the year ended December 31, 2014, the TDRs described in the previous table increased the allowance for loan losses by $280 and resulted in charge-offs of $280.

Charge-offs on such loans are factored into the rolling historical loss rate, which is used in the calculation of the allowance for loan losses.

A loan is considered to be in payment default once it is 90 days contractually past due under the modified terms. There were no TDRs with payment defaults during the year ended December 31, 2016.

During the year ended December 31, 2015, one ADC loan with a recorded investment of $1,372 defaulted during the third quarter of 2015 and the default occurred within the twelve month period following the loan modification and one commercial real estate loan with a recorded investment of $315 defaulted during the fourth quarter of 2015 and the default occurred after the twelve month period following the modification.

During the year ended December 31, 2014, one commercial real estate loan with a recorded investment of $330 defaulted during the third quarter of 2014 and one commercial real estate loan with a recorded investment of $147 prior to default resulted in a $71 charge-off during the fourth quarter of 2014. Both defaults occurred after the twelve month period following the loan modification.

The terms of certain other loans were modified during the years ended December 31, 2016 and 2015 that did not meet the definition of a TDR. These loans have a total recorded investment as of December 31, 2016 and 2015 of $5,672 and $7,184, respectively, and had delays in payment ranging from 30 days to 3 months in 2016 and 2015. The modification of these loans involved either a modification of the terms of a loan to borrowers who were not experiencing financial difficulties or a delay in a payment that was considered to be insignificant.

In order to determine whether a borrower is experiencing financial difficulty, an evaluation is performed of the probability that the borrower will be in payment default on any of its debt in the foreseeable future without the modification. This evaluation is performed under the Company’s internal underwriting policy.

Credit Quality Indicators:

The Company categorizes loans into risk categories based on relevant information about the ability of borrowers to service their debt such as: current financial information, historical payment experience, credit documentation, public information, and current economic trends, among other factors. The Company, through its originating account officer, places an initial credit risk rating on every loan. An annual review and analysis of loan relationships (irrespective of loan types included in the overall relationship) with total related exposure of $500 or greater is

SOUTHEASTERN BANK FINANCIAL CORPORATION

Notes to Consolidated Financial Statements

December 31, 2016, 2015 and 2014

performed by the Credit Administration department in order to update risk ratings given current available information.

Through the review of delinquency reports, updated financial statements or other relevant information in the normal course of business, the lending officer and/or Credit Administration review personnel may determine that a loan relationship has weakened to the point that a criticized (Watch grade) or classified (Substandard & Doubtful grades) status is warranted. When a loan relationship with total related exposure of $200 or greater is adversely graded (Watch or above), the lending officer is then charged with preparing a Classified/Watch report which outlines the background of the credit problem, current repayment status of the loans, current collateral evaluation and a workout plan of action. This plan may include goals to improve the credit rating, assisting the borrower in moving the loans to another institution and/or collateral liquidation. All such Classified/Watch reports are reviewed on a quarterly basis by members of Executive Management at a regularly scheduled meeting in which each lending officer presents the workout plans for their criticized credit relationships.

The Company uses the following definitions for risk ratings.

Watch: Loans classified as watch have a potential weakness that deserves management’s close attention. If left uncorrected, these potential weaknesses may result in deterioration of the repayment prospects for the loan or of the institution’s credit position at some future date.

Substandard: Loans classified as substandard are inadequately protected by the current net worth and paying capacity of the obligor or of the collateral pledged, if any. Loans so classified have a well-defined weakness or weaknesses that jeopardize the liquidation of the debt. They are characterized by the distinct possibility that the institution will sustain some loss if the deficiencies are not corrected.

Doubtful: Loans classified as doubtful have all the weaknesses inherent in those classified as substandard, with the added characteristic that the weaknesses make collection or liquidation in full, on the basis of currently existing facts, conditions, and values, highly questionable and improbable.

SOUTHEASTERN BANK FINANCIAL CORPORATION

Notes to Consolidated Financial Statements

December 31, 2016, 2015 and 2014

Loans not meeting the criteria above that are analyzed individually as part of the above described process are considered to be pass rated loans. As of December 31, 2016 and 2015, and based on the most recent analysis performed, the risk category of loans by class of loans is as follows.

	2016
	Pass	Watch	Substandard	Doubtful
	(Dollars in thousands)
Commercial, financial and agricultural:
Commerical	$135,748	4,582	2,451	—
Financial	3,815	—	—	—
Agricultural	7,781	623	2,758	—
Equity lines	40,591	1,153	354	—
Other	21,048	305	56	—
Commercial real estate:
Owner occupied	219,011	9,345	8,388	—
Non Owner occupied	164,231	7,473	3,264	—
Residential real estate:
Secured by first liens	245,412	3,077	5,267	—
Secured by junior liens	3,793	111	391	—
Acquisition, development and construction:
Residential	52,849	—	—	—
Other	112,714	3,998	1,297	—
Consumer	20,020	328	62	—
	$1,027,013	30,995	24,288	—

	2015
	Pass	Watch	Substandard	Doubtful
	(Dollars in thousands)
Commercial, financial and agricultural:
Commerical	$120,385	4,469	1,751	—
Financial	4,678	—	—	—
Agricultural	7,758	2,641	495	—
Equity lines	39,576	691	344	—
Other	27,532	329	63	—
Commercial real estate:
Owner occupied	208,370	14,545	6,448	—
Non Owner occupied	124,945	5,632	6,626	—
Residential real estate:
Secured by first liens	213,167	6,370	4,604	—
Secured by junior liens	4,455	134	431	—
Acquisition, development and construction:
Residential	54,168	98	—	—
Other	119,330	7,354	3,342	—
Consumer	18,156	358	70	—
	$942,520	42,621	24,174	—

SOUTHEASTERN BANK FINANCIAL CORPORATION

Notes to Consolidated Financial Statements

December 31, 2016, 2015 and 2014

Related Party Loans:

The Company has direct and indirect loans outstanding to certain executive officers and directors, including affiliates, and principal holders of the Company’s securities.

The following is a summary of the activity in loans outstanding to executive officers and directors, including affiliates, and principal holders of the Company’s securities for the year ended December 31, 2016:

Dollars in thousands

Balance at beginning of year	$18,994
New loans	29,398
Effect of changes in composition of related parties	1,956
Principal repayments	(33,046)
Balance at end of year	$17,302

The Company is also committed to extend credit to certain directors and executives of the Company, including companies in which they are principal owners, through personal lines of credit, letters of credit, and other loan commitments. As of December 31, 2016, available balances on these commitments to these persons aggregated approximately $13,583.

Note 5 — Real Estate Owned

The following table presents a roll forward of other real estate owned as of December 31, 2016, 2015 and 2014, respectively.

	2016	2015	2014
	(Dollars in thousands)

Beginning balance, January 1	$360	$1,107	$1,014
Additions	607	611	1,256
Provision charged to expense	(84)	(14)	(271)
Sales	(279)	(1,460)	(935)
(Loss) gain on sale of OREO	(24)	116	43
Ending balance, December 31	$580	$360	$1,107

SOUTHEASTERN BANK FINANCIAL CORPORATION

Notes to Consolidated Financial Statements

December 31, 2016, 2015 and 2014

Activity in the valuation allowance was as follows:

	2016	2015	2014
	(Dollars in thousands)

Beginning balance	$247	$317	$51
Provision charged to expense	84	14	271
Sales	—	(84)	(5)
Ending balance	$331	$247	$317

Expenses related to foreclosed assets include:

	2016	2015	2014
	(Dollars in thousands)

Loss (gain) on sale of OREO	$24	$(116)	$(43)
OREO expenses, net of rental income	41	23	88
Provision charged to expense	84	14	271
	$149	$(79)	$316

Note 6 — Fair Value Measurements

Fair value is the exchange price that would be received to sell an asset or paid to transfer a liability (exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The standard describes three levels of inputs that may be used to measure fair values:

Level 1:                            Quoted prices (unadjusted) for identical assets or liabilities in active markets that the entity has the ability to access as of the measurement date.

Level 2:                            Significant other observable inputs other than Level 1 prices, such as quoted market prices for similar assets or liabilities, quoted prices in markets that are not active, or other inputs that are observable or can be corroborated by observable market data.

Level 3:                            Significant unobservable inputs that reflect a company’s own assumptions about the assumptions that market participants would use in pricing an asset or liability.

In determining the appropriate levels, the Company used the following methods and significant assumptions to estimate the fair value of each type of financial instrument:

SOUTHEASTERN BANK FINANCIAL CORPORATION

Notes to Consolidated Financial Statements

December 31, 2016, 2015 and 2014

Investment Securities: The fair values for investment securities are determined by quoted market prices, if available (Level 1). For securities where quoted prices are not available, fair values are calculated based on matrix pricing which is a mathematical technique widely used in the industry to value debt securities without relying exclusively on quoted prices for the specific securities, but rather by relying on the securities relationship to other benchmark quoted securities (Level 2). For securities where quoted prices or market prices of similar securities are not available, fair values are calculated using discounted cash flows or other non-observable market indicators (Level 3) as more fully discussed in Note 3. The fair values of Level 3 investment securities are determined by an independent third party. These valuations are then reviewed by the Company’s Controller and Chief Financial Officer. Discounted cash flows are calculated using spread to swap and LIBOR curves that are updated to incorporate loss severities, volatility, credit spread and optionality. During times when trading is more liquid, broker quotes are used (if available) to validate the model. Rating agency and industry research reports as well as defaults and deferrals on individual securities are reviewed and incorporated into the calculations.

Interest Rate Swap Derivatives: The fair value of interest rate swap derivatives is determined based on discounted cash flow valuation models using observable market data as of the measurement date (Level 2 inputs). The fair value adjustment is included in other liabilities.

Mortgage Banking Derivatives: The fair value of mortgage banking derivatives is determined by individual third party sales contract prices for the specific loans held at each reporting period end (Level 2 inputs). The fair value adjustment is included in other assets.

Loans Held for Sale: Loans held for sale are carried at fair value, as determined by outstanding commitments, from third party investors (Level 2).

Impaired Loans: The fair value of collateral dependent impaired loans is generally based on recent real estate appraisals. These appraisals may utilize a single valuation approach or a combination of approaches including comparable sales and the income approach. Adjustments are routinely made in the appraisal process by the appraisers to adjust for differences between the comparable sales and income data available. Such adjustments are typically significant and result in a Level 3 classification of the inputs for determining fair value. Non-real estate collateral may be valued using an appraisal, net book value per the borrower’s financial statements, or aging reports, adjusted or discounted based on management’s historical knowledge, changes in market conditions from the time of the valuation, and management’s expertise and knowledge of the client and client’s business, resulting in a Level 3 fair value classification. Impaired loans are evaluated on a quarterly basis for additional impairment and adjusted accordingly.

Other Real Estate Owned: Assets acquired through or instead of loan foreclosure are initially recorded at fair value less estimated costs to sell when acquired, establishing a new cost basis. These assets are subsequently accounted for at lower of cost or fair value less estimated costs to sell. The fair value of other real estate owned is generally based on recent real estate appraisals.

SOUTHEASTERN BANK FINANCIAL CORPORATION

Notes to Consolidated Financial Statements

December 31, 2016, 2015 and 2014

These appraisals may utilize a single valuation approach or a combination of approaches including comparable sales and the income approach. Adjustments are routinely made in the appraisal process by the appraisers to adjust for differences between the comparable sales and income data available. Such adjustments are typically significant and result in a Level 3 classification of the inputs for determining fair value. Real estate owned properties are evaluated on a quarterly basis for additional impairment and adjusted accordingly.

Appraisals for both collateral dependent impaired loans and other real estate owned are performed by certified general appraisers, certified residential appraisers or state licensed appraisers whose qualifications and licenses are annually reviewed and verified by the Company. Once received, a member of the Real Estate Valuation department reviews the assumptions and approaches utilized in the appraisal as well as the overall resulting fair value and determines if reasonable. Appraisals for collateral dependent impaired loans and other real estate owned are updated annually. On an annual basis the Company compares the actual selling costs of collateral that has been liquidated to the selling price to determine what additional adjustment should be made to the appraisal value. The most recent analysis performed indicated that an additional discount of 8% should be applied to properties with appraisals performed within 12 months.

SOUTHEASTERN BANK FINANCIAL CORPORATION

Notes to Consolidated Financial Statements

December 31, 2016, 2015 and 2014

Assets and Liabilities Measured on a Recurring Basis

The following tables present the balances of assets and liabilities measured at fair value on a recurring basis by level within the hierarchy as of December 31, 2016 and 2015.

		Quoted Prices in		Significant
		Active Markets for	Significant Other	Unobservable
	December 31,	Identical Assets	Observable Inputs	Inputs
	2016	(Level 1)	(Level 2)	(Level 3)
	(Dollars in thousands)
Assets:
Available-for-sale securities
Obligations of U.S. Government agencies	$60,141	—	60,141	—
Obligations of states and political subdivisions	119,250	—	119,250	—
Mortgage-backed securities
U.S. GSE’s MBS - residential	111,054	—	111,054	—
U.S. GSE’s MBS - commercial	41,429	—	41,429	—
U.S. GSE’s CMO	173,207	—	173,207	—
Corporate bonds	80,645	—	80,645	—
Total available-for-sale securities	585,726	—	585,726	—
Loans held for sale	13,532	—	13,532	—
Mortgage banking derivatives	19	—	19	—
	$599,277	—	599,277	—

Liabilities:
Interest rate swap derivatives	1,822	—	1,822	—
	$1,822	—	1,822	—

SOUTHEASTERN BANK FINANCIAL CORPORATION

Notes to Consolidated Financial Statements

December 31, 2016, 2015 and 2014

		Quoted Prices in		Significant
		Active Markets for	Significant Other	Unobservable
	December 31,	Identical Assets	Observable Inputs	Inputs
	2015	(Level 1)	(Level 2)	(Level 3)
	(Dollars in thousands)
Assets:
Available-for-sale securities
Obligations of U.S. Government agencies	$145,976	—	145,976	—
Obligations of states and political subdivisions	140,060	—	140,060	—
Mortgage-backed securities
U.S. GSE’s MBS - residential	121,508	—	121,508	—
U.S. GSE’s MBS - commercial	21,669	—	21,669	—
U.S. GSE’s CMO	145,577	—	145,577	—
Corporate bonds	116,773	—	116,773	—
Total available-for-sale securities	691,563	—	691,563	—
Loans held for sale	18,647	—	18,647	—
Mortgage banking derivatives	24	—	24	—
	$710,234	—	710,234	—
Liabilities:
Interest rate swap derivatives	2,013	—	2,013	—
	$2,013	—	2,013	—

The Company’s policy is to recognize transfers into or out of a level as of the end of the reporting period.

Transfers between Level 1 and Level 2:

No securities were transferred between Level 1 and Level 2 during the twelve months ended December 31, 2016 and 2015.

Transfers between Level 2 and Level 3:

No securities were transferred between Level 2 and Level 3 during the twelve months ended December 31, 2016. During the twelve months ended December 31, 2015, one corporate security was transferred out of Level 3 and into Level 2 based on observable market data for this security due to increased market activity for this security. This security with a market value of $138 as of March 31, 2015 was transferred on March 31, 2015.

During the twelve months ended December 31, 2016, there were no assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3).

SOUTHEASTERN BANK FINANCIAL CORPORATION

Notes to Consolidated Financial Statements

December 31, 2016, 2015 and 2014

The following table presents a reconciliation and income statement classification of gains and losses for all assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the years ended December 31, 2015.

Fair Value Measurements Using Significant Unobservable

Inputs (Level 3)

	Total	Corporate bonds
(Dollars in thousands)

Beginning balance, January 1, 2015	$112	112
Total gains or losses (realized/unrealized)
Included in earnings
Gain (loss) on sales	—	—
Other-than-temporary impairment	—	—
Included in other comprehensive income	26	26
Purchases, sales, issuances and settlements
Purchases	—	—
Sales, Calls	—	—
Issuances	—	—
Settlements	—	—
Principal repayments	—	—
Transfers into Level 3	—	—
Transfers out of Level 3	(138)	(138)
Ending balance, December 31, 2015	$—	$—

The Company uses an independent third party to value its U.S. government agencies, mortgage-backed securities, and corporate bonds. Their approach uses relevant information generated by transactions that have occurred in the market place that involve similar assets, as well as using cash flow information when necessary. These inputs are observable, either directly or indirectly in the market place for similar assets. The Company considers these valuations to be Level 2 pricing.

The fair value of the Company’s municipal securities is determined by another independent third party. Their approach uses relevant information generated by transactions that have occurred in the market place that involve similar assets. These inputs are observable, either directly or indirectly in the market place for similar assets. The Company considers these valuations to be Level 2 pricing.

For securities where quoted prices or market prices of similar securities are not available, fair values are calculated using discounted cash flows (Level 3 pricing) as determined by an independent third party. The significant unobservable inputs used in the valuation model include prepayment rates, constant default rates, loss severity and yields.

On a quarterly basis, the Company selects a random sample of investment security valuations, as determined by the independent third party, to validate pricing and level assignments.

SOUTHEASTERN BANK FINANCIAL CORPORATION

Notes to Consolidated Financial Statements

December 31, 2016, 2015 and 2014

As of December 31, 2016 and 2015, there were no financial instruments measured at fair value on a recurring basis using Level 3 inputs.

Assets and Liabilities Measured on a Non-Recurring Basis

Assets and liabilities measured at fair value on a non-recurring basis as of December 31, 2016 and 2015 are summarized below.

		Quoted Prices in		Significant
		Active Markets for	Significant Other	Unobservable
	December 31,	Identical Assets	Observable Inputs	Inputs
	2016	(Level 1)	(Level 2)	(Level 3)
	(Dollars in thousands)
Assets:
Impaired loans (1)	$4,605	—	—	4,605

Other real estate owned	276	—	—	276

	$4,881	—	—	4,881

(1) Includes loans directly charged down to fair value and loans with specific reserves

		Quoted Prices in		Significant
		Active Markets for	Significant Other	Unobservable
	December 31,	Identical Assets	Observable Inputs	Inputs
	2015	(Level 1)	(Level 2)	(Level 3)
	(Dollars in thousands)
Assets:
Impaired loans (1)	$10,171	—	—	10,171

Other real estate owned	360	—	—	360

	$10,531	—	—	10,531

(1) Includes loans directly charged down to fair value and loans with specific reserves

The following represents impairment charges recognized during the period:

Impaired loans, which are measured for impairment using the fair value of collateral for collateral dependent loans, had a recorded investment of $4,605, resulting in an additional provision for loan losses of $117 for the year ended December 31, 2016.

As of December 31, 2015, impaired loans had a recorded investment of $10,171, resulting in an additional provision for loan losses of $3,342 for the year ending 2015.

SOUTHEASTERN BANK FINANCIAL CORPORATION

Notes to Consolidated Financial Statements

December 31, 2016, 2015 and 2014

Other real estate owned was $276 which consisted of the outstanding balance of $607, less a valuation allowance of $331, resulting in a write down of $84 for the year ending 2016.

As of December 31, 2015, other real estate owned was $360 which consisted of the outstanding balance of $607, less a valuation allowance of $247. There were no write downs on this property during the year ended 2015.

The following tables present quantitative information about level 3 fair value measurements for financial instruments measured at fair value on a non-recurring basis at December 31, 2016 and 2015.

	Dec. 31,	Valuation	Unobservable	Range
	2016	Techniques	Inputs	(Weighted Avg)
	(Dollars in thousands)

Impaired loans	$4,605	sales comparison	adjustment for	0.00% - 146.92% (18.30%)
			differences between
			the comparable sales
		income approach	capitalization rate	8.25% - 9.75% (9.38%)

Other real estate owned	276	sales comparison	adjustment for	10.00% - 30.00% (20.00%)
			differences between
			the comparable sales
			the comparable sales

	Dec. 31,	Valuation	Unobservable	Range
	2015	Techniques	Inputs	(Weighted Avg)
	(Dollars in thousands)

Impaired loans	$10,171	sales comparison	adjustment for	0.00% - 70.99% (15.71%)
			differences between
			the comparable sales
		income approach	capitalization rate	8.25% - 10.82% (9.69%)
		income approach	discount rate	4.75%
		liquidation value

Other real estate owned	360	sales comparison	adjustment for	11.00% - 25.00% (18.00%)
			differences between
			the comparable sales

SOUTHEASTERN BANK FINANCIAL CORPORATION

Notes to Consolidated Financial Statements

December 31, 2016, 2015 and 2014

Fair Value Option:

The Company has elected the fair value option for loans held for sale. These loans are intended for sale and the Company believes that the fair value is the best indicator of the resolution of these loans. None of these loans are past due 90 days or more or on nonaccrual as of December 31, 2016 and 2015.

As of December 31, 2016 and 2015, the aggregate fair value, unpaid principal balance (including accrued interest), and gain or loss was as follows:

	2016	2015
	(Dollars in thousands)

Aggregate fair value	$13,532	18,647
Unpaid principal balance	13,303	18,345
Gain	229	303

Interest income on loans held for sale is recognized based on contractual rates and is reflected in loan interest income in the consolidated statements of comprehensive income (loss). The following table details gains and losses from changes in fair value included in earnings for the years ended December 31, 2016, 2015 and 2014 for loans held for sale.

	2016	2015	2014
	(Dollars in thousands)

Change in fair value	$(74)	(85)	142

Fair Value of Financial Instruments:

Disclosure of fair value information about financial instruments, whether or not recognized in the balance sheet, for which it is practicable to estimate that value is required. Fair value estimates are made at a specific point in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company’s entire holdings of a particular financial instrument.

Because no market exists for a portion of the Company’s financial instruments, fair value estimates are based on judgments regarding future expected loss experience, current economic conditions, risk characteristics of various financial instruments, and other factors. These estimates are subjective in nature and involve uncertainties and matters of significant judgment and, therefore, cannot be determined with precision. Changes in assumptions could significantly affect the estimates.

SOUTHEASTERN BANK FINANCIAL CORPORATION

Notes to Consolidated Financial Statements

December 31, 2016, 2015 and 2014

Fair value estimates are based on existing on and off-balance sheet financial instruments without attempting to estimate the value of anticipated future business and the value of assets and liabilities that are not considered financial instruments. In addition, the tax ramifications related to the realization of the unrealized gains and losses can have a significant effect on fair value estimates and have not been considered in any of the estimates.

The assumptions used in the estimation of the fair value of the Company’s financial instruments are explained below. Where quoted market prices are not available, fair values are based on estimates using discounted cash flow and other valuation techniques. Discounted cash flows can be significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. The following fair value estimates cannot be substantiated by comparison to independent markets and should not be considered representative of the liquidation value of the Company’s financial instruments, but rather a good-faith estimate of the fair value of financial instruments held by the Company. Certain financial instruments and all nonfinancial instruments are excluded from disclosure requirements.

The following methods and assumptions, not previously presented, were used by the Company in estimating the fair value of its financial instruments:

(a)              Cash and Cash Equivalents

Fair value equals the carrying value of such assets due to their nature and is classified as Level 1.

(b)              Loans, net

The fair value of loans is calculated using discounted cash flows by loan type resulting in a Level 3 classification. The discount rate used to determine the present value of the loan portfolio is an estimated market rate that reflects the credit and interest rate risk inherent in the loan portfolio without considering widening credit spreads due to market illiquidity. The estimated maturity is based on the Company’s historical experience with repayments adjusted to estimate the effect of current market conditions. The carrying amount of related accrued interest receivable, due to its short-term nature, approximates its fair value, is not significant and is not disclosed. The fair value of loans held for sale is estimated based upon binding contracts and quotes from third party investors resulting in a Level 2 classification. The allowance for loan losses is considered a reasonable discount for credit risk. The methods utilized to estimate the fair value of loans do not necessarily represent an exit price.

(c)               Restricted Equity Securities

The fair value of FHLB stock was not practicable to determine due to restrictions placed on its transferability.

SOUTHEASTERN BANK FINANCIAL CORPORATION

Notes to Consolidated Financial Statements

December 31, 2016, 2015 and 2014

(d)              Deposits

Fair values for certificates of deposit have been determined using discounted cash flows. The discount rate used is based on estimated market rates for deposits of similar remaining maturities and are classified as Level 2. The carrying amounts of all other deposits, due to their short-term nature, approximate their fair values and are classified as Level 1. The carrying amount of related accrued interest payable, due to its short-term nature, approximates its fair value, is not significant and is not disclosed.

(e)               Securities Sold Under Repurchase Agreements

Fair value approximates the carrying value of such liabilities due to their short-term nature and is classified as Level 1.

(f)                 Advances from FHLB

The fair value of the FHLB advances is obtained from the FHLB and is calculated by discounting contractual cash flows using an estimated interest rate based on the current rates available to the Company for debt of similar remaining maturities and collateral terms resulting in a Level 2 classification.

(g)              Subordinated debentures

The fair value for subordinated debentures is calculated using discounted cash flows based upon current market spreads to LIBOR for debt of similar remaining maturities and collateral terms resulting in a Level 3 classification.

(h)              Commitments

The difference between the carrying values and fair values of commitments to extend credit are not significant and are not disclosed.

SOUTHEASTERN BANK FINANCIAL CORPORATION

Notes to Consolidated Financial Statements

December 31, 2016, 2015 and 2014

The carrying amounts and estimated fair values of the Company’s financial instruments at December 31, 2016 and 2015, not previously presented, are as follows:

	December 31, 2016
	Carrying	Fair Value Measurements
	amount	Total	Level 1	Level 2	Level 3
	(Dollars in thousands)
Financial assets:
Cash and cash equivalents	$78,665	78,665	78,665	—	—
Loans, net	1,057,573	1,063,109	—	—	1,063,109
Restricted equity securities	5,478	N/A
Financial liabilities:
Deposits with stated maturities	251,710	252,499	—	252,499	—
Deposits without stated maturities	1,273,039	1,273,039	1,273,039	—	—
Securities sold under repurchase agreements	980	980	980	—	—
Advances from FHLB	90,000	91,032	—	91,032	—
Subordinated debentures	20,000	15,260	—	—	15,260

	December 31, 2015
	Carrying	Fair Value Measurements
	amount	Total	Level 1	Level 2	Level 3
	(Dollars in thousands)
Financial assets:
Cash and cash equivalents	$42,917	42,917	42,917	—	—
Loans, net	977,611	981,011	—	—	981,011
Restricted equity securities	5,169	N/A
Financial liabilities:
Deposits with stated maturities	333,345	334,920	—	334,920	—
Deposits without stated maturities	1,195,735	1,195,735	1,195,735	—	—
Securities sold under repurchase agreements	15,684	15,691	15,691	—	—
Advances from FHLB	85,000	86,854	—	86,854	—
Subordinated debentures	20,000	15,065	—	—	15,065

SOUTHEASTERN BANK FINANCIAL CORPORATION

Notes to Consolidated Financial Statements

December 31, 2016, 2015 and 2014

Note 7 — Premises and Equipment

Premises and equipment at December 31, 2016 and 2015 are summarized as follows:

	2016	2015
	(Dollars in thousands)

Land	$9,149	$9,149
Buildings	24,818	24,708
Furniture and equipment	17,489	17,353
	51,456	51,210
Less accumulated depreciation	26,037	23,812
	$25,419	$27,398

Depreciation expense amounted to $2,364, $2,264 and $2,061, in 2016, 2015 and 2014, respectively.

Note 8 — Commitments

The Company is committed under various operating leases for office space and equipment. At December 31, 2016, minimum future lease payments under non-cancelable real property and equipment operating leases are as follows:

(Dollars in thousands)

2017	$213
2018	143
2019	72
2020	15
2021	—
2022 & Beyond	—
$443

Rent and lease expense for all building, equipment, and furniture rentals totaled $304, $299, and $237, for the years ended December 31, 2016, 2015, and 2014, respectively.

The Company is party to lines of credit with off-balance sheet risk in the normal course of business to meet the financing needs of its customers. Lines of credit are unfunded commitments to extend credit. These instruments involve, in varying degrees, exposure to credit and interest rate risk in excess of the amounts recognized in the financial statements. The Company’s exposure to credit loss in the event of nonperformance by the other party to the financial instrument for unfunded commitments to extend credit and letters of credit is represented by the

SOUTHEASTERN BANK FINANCIAL CORPORATION

Notes to Consolidated Financial Statements

December 31, 2016, 2015 and 2014

contractual amount of those instruments. The Company follows the same credit policies in making commitments and conditional obligations as it does for on-balance sheet instruments.

Unfunded commitments to extend credit where contract amounts represent potential credit risk totaled $231,927 and $226,331, at December 31, 2016 and 2015, respectively. This includes standby letters of credit of $6,858 at December 31, 2016 and $4,494 at December 31, 2015. These commitments are primarily at variable interest rates. Fixed rate commitments totaled $42,800 and $51,774 at December 31, 2016 and 2015, respectively. The rates on these commitments ranged from 2.63% to 16.00% at December 31, 2016 and December 31, 2015. Maturity dates ranged from 1/6/2017 to 12/9/2026, at December 31, 2016, and 1/5/2016 to 7/21/2024 at December 31, 2015.

Lines of credit are legally binding contracts to lend to a customer, as long as there is no violation of any condition established in the contract. These commitments have fixed termination dates and generally require payment of a fee. As commitments often expire prior to being drawn, the amounts above do not necessarily represent the future cash requirements of the commitments. Credit worthiness is evaluated on a case by case basis, and if necessary, collateral is obtained to support the commitment.

Note 9 — Deposits

Time deposits that meet or exceed the FDIC Insurance limit of $250,000 at December 31, 2016 and 2015 totaled $50,701 and $64,169, respectively.

At December 31, 2016, scheduled maturities of certificates of deposit are as follows:

Dollars in thousands

2017	$197,894
2018	24,447
2019	10,186
2020	9,504
2021	9,679
Total	$251,710

Brokered deposits as of December 31, 2016 and 2015 totaled $104,195 and $159,180, respectively.

SOUTHEASTERN BANK FINANCIAL CORPORATION

Notes to Consolidated Financial Statements

December 31, 2016, 2015 and 2014

Note 10 — Borrowings

Securities Sold Under Repurchase Agreements

The securities sold under repurchase agreements are collateralized by obligations of the U.S. Government or its corporations and agencies, state and municipal securities, corporate bonds, or mortgage-backed securities. The aggregate carrying value of such agreements for corporate customers at December 31, 2016 and 2015 was $1,936 and $19,324, respectively. The repurchase agreements at December 31, 2016 mature on demand. The following table summarizes pertinent data related to the securities sold under the agreements to repurchase as of and for the years ended December 31, 2016, 2015 and 2014.

	2016	2015	2014
	(Dollars in thousands)
Securities Sold Under Repurchase Agreements
Weighted average borrowing rate at year-end	0.40%	0.73%	0.40%

Weighted average borrowing rate during the year	0.64%	0.49%	0.41%

Average daily balance during the year	$1,859	2,464	1,206

Maximum month-end balance during the year	980	15,684	10,711

Balance at year-end	980	15,684	10,678

Advances from Federal Home Loan Bank

The Company has an available line of credit from the Federal Home Loan Bank of Atlanta (FHLB) in an amount not to exceed 10% of total assets. The line of credit is reviewed annually by the FHLB. The following advances were outstanding under this line at December 31, 2016 and 2015.

SOUTHEASTERN BANK FINANCIAL CORPORATION

Notes to Consolidated Financial Statements

December 31, 2016, 2015 and 2014

	2016	Rate	2015	Rate
	(Dollars in thousands)

Due January 18, 2017	$15,000	1.290%	$15,000	1.290%
Due June 16, 2017	10,000	0.980%	10,000	0.980%
Due July 17, 2017	10,000	1.033%	10,000	1.033%
Due July 26, 2017	10,000	4.406%	10,000	4.406%
Due August 11, 2017	5,000	0.690%	—	—
Due September 5, 2017	10,000	0.890%	10,000	0.890%
Due October 20, 2017	9,000	0.800%	9,000	0.800%
Due January 31, 2018	10,000	2.475%	10,000	2.475%
Due January 28, 2019 convertible flipper	5,000	4.100%	5,000	4.100%
Due May 22, 2019 convertible flipper	6,000	4.680%	6,000	4.680%
	$90,000		$85,000

Total weighted average rate	1.96%		2.03%

Each advance is payable at its maturity date, with a prepayment penalty for fixed rate advances. The FHLB has the option to convert the fixed-rate advances and convertible advances to three-month, LIBOR-based floating-rate advances at various dates throughout the terms of the advances.

At December 31, 2016 and 2015, the Company has pledged, under a blanket floating lien, eligible first mortgage loans with unpaid balances which, when discounted at approximately 90% and 76% of such unpaid principal balances, total $152,803 and $129,129, respectively. The Company has also pledged for this lien eligible commercial real estate loans with unpaid balances which, when discounted at approximately 65% and 59% of such unpaid principal balances, total $41,989 and $47,932, respectively, at December 31, 2016 and 2015. Based on this collateral and the Company’s holdings of FHLB stock, the Company is eligible to borrow up to a total of $103,463 at December 31, 2016.

Note 11 — Subordinated Debentures

In December 2005 the Company issued $10,000 of unsecured subordinated debentures to Southeastern Bank Financial Statutory Trust I (“Trust I”) and in March 2006 the Company issued $10,000 of unsecured subordinated debentures to Southeastern Bank Financial Trust II (“Trust II”). These debentures bear interest at three-month LIBOR plus 1.40% (2.36% at December 31, 2016), adjusted quarterly. Trust I and Trust II are wholly owned subsidiaries of the Company, but are not considered the primary beneficiaries of these trusts (variable interest entities); therefore, the trusts are not consolidated in the Company’s financial statements, but rather the subordinated debentures are shown as a liability. Trust I and Trust II acquired these

SOUTHEASTERN BANK FINANCIAL CORPORATION

Notes to Consolidated Financial Statements

December 31, 2016, 2015 and 2014

debentures using the proceeds of their offerings of $10,000 of Trust Preferred Securities to outside investors. The Trust Preferred Securities qualify as Tier 1 capital under Federal Reserve Board guidelines up to certain limits and accrue and pay distributions quarterly at a variable per annum rate of interest, reset quarterly, equal to LIBOR plus 1.40% of the stated liquidation amount of $1 thousand dollars per Capital Security. The Company has entered into contractual arrangements which constitute a full, irrevocable and unconditional guarantee on a subordinated basis by the Company of the obligations of Trust I and Trust II under the Trust Preferred Securities.

The Trust Preferred Securities are mandatorily redeemable upon maturity of the debentures on December 15, 2035 and June 15, 2036, or upon earlier redemption as provided in the indenture. The Company has the right to redeem the debentures purchased by Trust I and Trust II in whole or in part at any time. As specified in the indenture, if the debentures are redeemed prior to maturity, the redemption price will be 100% of their principal amount plus accrued and unpaid interest.

Note 12 — Income Taxes

Income tax expense for the years ended December 31, 2016, 2015 and 2014 consists of the following:

	2016	2015	2014
	(Dollars in thousands)
Current tax expense:
Federal	$8,421	$6,282	$7,484
State	966	735	715
Total current	9,387	7,017	8,199
Deferred tax expense (benefit)
Federal	(224)	1,954	(606)
State	(10)	167	(111)
Total deferred	(234)	2,121	(717)
Total income tax expense	$9,153	$9,138	$7,482

SOUTHEASTERN BANK FINANCIAL CORPORATION

Notes to Consolidated Financial Statements

December 31, 2016, 2015 and 2014

Income tax expense differed from the amount computed by applying the statutory Federal corporate tax rate of 35% in 2016, 2015 and 2014 to income before income taxes as follows:

	Years ended December 31
	2016	2015	2014
	(Dollars in thousands)
Computed “expected” tax expense	$9,739	$9,987	$8,440
Increase (decrease) resulting from:
Tax-exempt interest income	(1,129)	(1,175)	(1,005)
Nondeductible interest expense	65	76	32
Nondeductible merger costs	254	—	—
Disqualifying disposition	(10)	—	—
State income tax, net of Federal tax effect	619	586	393
Earnings on cash surrender value of bank-owned life insurance	(471)	(441)	(407)
Other, net	86	105	29
	$9,153	$9,138	$7,482

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities at December 31, 2016 and 2015 are presented below:

	2016	2015
	(Dollars in thousands)
Deferred tax assets:
Allowance for loan losses	$8,066	$8,263
Deferred compensation	6,131	5,440
Writedowns of other real estate	133	96
Fair value adjustment on cash flow hedge	709	783
Unrealized loss on investment securities available for sale	2,395	—
Other	925	978
Total deferred tax assets	18,359	15,560
Deferred tax liabilities:
Unrealized gain on investment securities available for sale	—	(12)
Depreciation	(1,062)	(1,427)
Prepaid assets and other	(113)	(114)
Other	(659)	(49)
Total deferred tax liabilities	(1,834)	(1,602)
Net deferred tax asset	$16,525	$13,958

SOUTHEASTERN BANK FINANCIAL CORPORATION

Notes to Consolidated Financial Statements

December 31, 2016, 2015 and 2014

A valuation allowance is required for deferred tax assets if, based on available evidence, it is more likely than not that all or some portion of the asset may not be realized due to the inability to generate sufficient taxable income in the period and/or of the character necessary to utilize the benefit of the deferred tax asset. In making this assessment, all sources of taxable income available to realize the deferred tax asset are considered including taxable income in prior carry-back years, future reversals of existing temporary differences, tax planning strategies and future taxable income exclusive of reversing temporary differences and carryforwards. Based on management’s assessment, no valuation allowance was deemed necessary at December 31, 2016.

The Company and its subsidiary are subject to U.S. federal income tax as well as income tax of the state of Georgia and South Carolina. The Company is no longer subject to examination by federal and state taxing authorities for years before 2013.

The total amount of interest and penalties related to income taxes recorded in the consolidated statements of comprehensive income for the year ended December 31, 2016, 2015 and 2014 was not material.

Note 13 — Related Party Transactions

Deposits include accounts with certain directors and executives of the Company, including affiliates, and principal holders of the Company’s securities. As of December 31, 2016 and 2015, these deposits totaled approximately $35,786 and $26,086, respectively. See Note 4 for discussion of related party loans.

Note 14 — Regulatory Capital Requirements

The Company and its subsidiary are subject to various regulatory capital requirements administered by the Federal banking agencies. Failure to meet minimum capital requirements can initiate certain mandatory — and possibly additional discretionary — actions by regulators that, if undertaken, could have a direct material effect on the consolidated financial statements. Under capital adequacy guidelines and the regulatory framework for prompt corrective action, the Company must meet specific capital guidelines that involve quantitative measures of the Company’s assets, liabilities, and certain off-balance-sheet items as calculated under regulatory accounting practices. The Company’s capital amounts and classification are also subject to qualitative judgments by the regulators about components, risk weightings, and other factors.

Quantitative measures established by regulation to ensure capital adequacy require minimum amounts and ratios (set forth in the following table) of Total, Tier 1 and Common Equity Tier 1 capital (as defined in the regulations) to risk-weighted assets (as defined), and of Tier 1 capital (as defined) to average assets (as defined). The final rules implementing Basel Committee on Banking Supervision’s capital guidelines for U.S. banks (Basel III rules) became effective for the Company on January 1, 2015 with full compliance with all of the requirements being phased in over a multi-year schedule, and fully phased in by January 1, 2019. Under the Basel III rules, the

SOUTHEASTERN BANK FINANCIAL CORPORATION

Notes to Consolidated Financial Statements

December 31, 2016, 2015 and 2014

Company must hold a capital conservation buffer above the adequately capitalized risk-based capital ratios. The capital conservation buffer is being phased in from 0.0% for 2015 to 2.50% by 2019. The capital conservation buffer for 2016 is 0.625%. The net unrealized gain or loss on available-for-sale securities is not included in computing regulatory capital. Management believes, as of December 31, 2016, that the Company meets all capital adequacy requirements to which it is subject.

As of December 31, 2016, the most recent notification from the Federal Deposit Insurance Corporation categorized the Bank as well capitalized under the regulatory framework for prompt corrective action. To be categorized as well capitalized, the Bank must maintain minimum Total risk-based, Tier 1 risk-based, Common Equity Tier 1 risk-based and Tier 1 leverage ratios as set forth in the following table. Management is not aware of the existence of any conditions or events occurring subsequent to December 31, 2016 which would affect the Bank’s well capitalized classification.

SOUTHEASTERN BANK FINANCIAL CORPORATION

Notes to Consolidated Financial Statements

December 31, 2016, 2015 and 2014

Actual capital amounts and ratios for the Company are presented in the following table as of December 31, 2016 and 2015, on a consolidated basis and for GB&T individually:

					To be well capitalized
			For capital adequacy		under prompt corrective
	Actual		purposes		action provisions
	Amount	Ratio	Amount	Ratio	Amount	Ratio
	(Dollars in thousands)
Southeastern Bank Financial Corporation
As of December 31, 2016:
Risk-based capital:
Common Equity Tier 1 capital	$188,227	14.45%	$58,635	4.50%	N/A	N/A
Tier 1 capital	208,227	15.98%	78,180	6.00%	N/A	N/A
Total capital	224,562	17.23%	104,240	8.00%	N/A	N/A
Tier 1 capital - leverage	208,227	11.15%	74,725	4.00%	N/A	N/A
As of December 31, 2015:
Risk-based capital:
Common Equity Tier 1 capital	$170,985	13.40%	$57,416	4.50%	N/A	N/A
Tier 1 capital	190,985	14.97%	76,555	6.00%	N/A	N/A
Total capital	207,001	16.22%	102,073	8.00%	N/A	N/A
Tier 1 capital - leverage	190,985	10.34%	73,899	4.00%	N/A	N/A

Georgia Bank & Trust Company
As of December 31, 2016:
Risk-based capital:
Common Equity Tier 1 capital	$191,792	14.74%	$58,571	4.50%	$84,602	6.50%
Tier 1 capital	191,792	14.74%	78,094	6.00%	104,126	8.00%
Total capital	208,108	15.99%	104,126	8.00%	130,157	10.00%
Tier 1 capital - leverage	191,792	10.29%	83,870	4.50%	93,189	5.00%
As of December 31, 2015:
Risk-based capital:
Common Equity Tier 1 capital	$179,517	14.09%	$57,321	4.50%	$82,797	6.50%
Tier 1 capital	179,517	14.09%	76,428	6.00%	101,904	8.00%
Total capital	195,507	15.35%	101,904	8.00%	127,380	10.00%
Tier 1 capital - leverage	179,517	9.74%	82,933	4.50%	92,148	5.00%

Southeastern Bank Financial Corporation and Georgia Bank and Trust Company are regulated by the Department of Banking and Finance of the State of Georgia (DBF). The DBF requires that state banks in Georgia generally maintain a minimum ratio of Tier 1 capital to total assets of four and one-half percent (4.50%) for banks and four percent (4.00%) for holding companies. These ratios are shown in the preceding table as Tier 1 Capital — leverage. The Company’s ratio at 11.15% and the Bank’s ratio at 10.29% exceed the minimum required, at December 31, 2016.

Banking regulations limit the amount of dividends that may be paid without prior approval of regulatory agencies to 50% of the preceding year’s earnings. Based on this limitation, the amount of cash dividends available for payment in 2017 from GB&T is approximately $10,360, subject to maintenance of the minimum capital requirements and compliance with other banking regulations regarding the payment of dividends.

SOUTHEASTERN BANK FINANCIAL CORPORATION

Notes to Consolidated Financial Statements

December 31, 2016, 2015 and 2014

Note 15 — Employee Benefit Plans

The Company has an employee savings plan (the Plan) that qualifies as a deferred salary arrangement under Section 401(k) of the Internal Revenue Code. Under the Plan, participating employees may defer a portion of their pretax earnings, up to the Internal Revenue Service annual contribution limit. The Company has the option to make discretionary payments to the Plan. For the years ended December 31, 2016, 2015 and 2014, the Company contributed $971, $982 and $874, respectively, to the Plan, which is 5% of the annual salary of all eligible employees for 2016, 2015 and 2014.

Salary Continuation Agreements

The Company also has salary continuation agreements in place with certain key officers. Such agreements are structured with differing benefits based on the participant’s overall position and responsibility. These agreements provide the participants with a supplemental income upon retirement at age 65, additional incentive to remain with the Company in order to receive these deferred retirement benefits and a compensation package that is competitive in the market. These agreements vest over a ten year period, require a minimum number of years of service, and contain change of control provisions. All benefits would cease in the event of termination for cause, and if the participant’s employment were to end due to disability, voluntary termination or termination without cause, the participant would be entitled to receive certain reduced benefits based on vesting and other conditions. The estimated cost of an annuity to pay this obligation is being accrued over the vesting period for each officer. The Company recognized expense of $1,307, $1,160 and $2,126, during 2016, 2015 and 2014, respectively, related to these agreements. The total amount accrued at December 31, 2016 and 2015 was $14,824 and $13,637, respectively.

The following tables set forth the status of the salary continuation agreements at December 31, 2016, 2015 and 2014.

	2016	2015	2014
	(Dollars in thousands)
Change in projected benefit obligation:
Projected benefit obligation at beginning of year	$13,637	$12,598	$10,628
Service cost	686	609	553
Interest cost	621	589	532
Prior service cost	—	105	—
Cumulative effect of change in discount rate	—	(144)	1,041
Benefits paid	(120)	(120)	(156)
Projected benefit obligation at end of year	$14,824	$13,637	$12,598

SOUTHEASTERN BANK FINANCIAL CORPORATION

Notes to Consolidated Financial Statements

December 31, 2016, 2015 and 2014

Assumptions used to determine the benefit obligation at year end:

	2016	2015
Discount rate	4.62%	4.62%

Total contractual obligation at year end assuming no forfeitures or terminations:

	2016	2015
Full benefit	$37,354	$35,194
Vested benefit	24,019	22,725

At December 31, 2016 the estimated payments to be made over the next five years are as follows:

2017	$442
2018	796
2019	829
2020	830
2021	891
$3,788

Note 16 — Stock-Based Compensation

The purpose of these plans is to enhance stockholder investment by attracting, retaining and motivating key employees, officers, directors and independent contractors of the Company, and to encourage stock ownership by such persons by providing them with a means to acquire a proprietary interest in the Company’s success, and to align the interests of management with those of stockholders.

Stock Option Plan

During 2000, the Company adopted the 2000 Long-Term Incentive Plan (the 2000 Plan) which allows for stock option awards for up to 278,300 shares of the Company’s common stock to employees and officers of the Company. Under the provisions of the 2000 Plan, the option price is determined by a committee of the board of directors at the time of grant and may not be less than 100% of the fair value of the common stock on the date of the grant of such option. Generally, when granted, these options vest over a five-year period. However, there were 11,000 options granted in 2005, that vest based on specific loan growth performance targets. All options must be exercised within a ten-year period. As of December 31, 2007, all options under this plan had been issued. As of December 31, 2016, due to employee terminations and expiration of

SOUTHEASTERN BANK FINANCIAL CORPORATION

Notes to Consolidated Financial Statements

December 31, 2016, 2015 and 2014

granted options, 185,693 options have reverted back to the option pool and are available for re-granting as non-qualified options under the 2000 Plan.

During 2006, the Company adopted the 2006 Long-Term Incentive Plan (the 2006 Plan), approved by shareholders at the annual meeting, which allows for stock option awards for up to 275,000 shares of the Company’s common stock to key employees, officers, directors and independent contractors providing material services to the Company. Under the provisions of the 2006 Plan, the option price is determined by a committee of the board of directors at the time of grant and may not be less than 100% of the fair value of the common stock on the date of the grant of such option. Notwithstanding the foregoing, in the case of an Incentive Stock Option granted to a Participant who is a Ten Percent or more Stockholder, the Option Price shall not be less than one hundred and ten percent (110%) of the Fair Market Value of the Common Stock on the Date of Grant. Generally, when granted, these options vest over a five-year period. All options must be exercised within a ten year period from the date of the grant; however, options issued to a ten percent or more stockholder must be exercised within a five year period from its date of grant. As of December 31, 2016 and 2015, total options, issued and outstanding, granted under this Plan were 15,400 and 83,967. As of December 31, 2016, 128,033 shares remain available for future grants under this Plan.

The Company periodically purchases treasury stock and may use it for stock option exercises, when available. If treasury stock is not available, additional stock is issued. The Company repurchased 2,750 shares of treasury stock during 2016 and 400 shares of treasury stock during 2015. The Company issued 2,750 shares of treasury stock in relation to exercised stock options in 2016 and did not issue any shares of treasury stock or additional stock in relation to exercised stock options in 2015.

The Company is required to compute the fair value of options at the date of grant and to recognize such costs as compensation expense ratably over the vesting period of the options. For the years ended December 31, 2016, 2015 and 2014, no expense was recognized.

The fair value of each option is estimated on the date of grant using the Black-Scholes valuation model. Expected volatility is the measure of the amount by which the share price is expected to fluctuate during a period. The method used to calculate historical average annualized volatility is based on the closing price of the first trade of each month. Expected dividends are based on the Company’s historical pattern of dividend payments. The Company uses historical data to estimate option exercise and employee termination within the valuation model. The risk-free rate is the U.S. Treasury note at the time of grant for the expected term of the option.

There were no stock options granted during 2016, 2015 and 2014.

SOUTHEASTERN BANK FINANCIAL CORPORATION

Notes to Consolidated Financial Statements

December 31, 2016, 2015 and 2014

A summary of activity for stock options with a specified vesting period follows:

			Weighted
		Weighted	Average
		Average	Remaining	Aggregate
		Exercise	Contractual	Intrinsic
	Shares	Price	Term (Years)	Value
Options outstanding - December 31, 2015	94,050	$34.62	0.97
Granted in 2016	—	—	—
Options exercised in 2016	(68,750)	35.11	—
Options lapsed in 2016	—	—	—
Options expired in 2016	(9,900)	35.30	—
Options Outstanding - December 31, 2016	15,400	$32.00	0.70	—
Fully vested or expected to vest	15,400	$32.00	0.70	—
Exercisable at December 31, 2016	15,400	$32.00	0.70	—

Information related to the stock options that vest over a specified period follows:

	2016	2015	2014
	(Dollars in thousands, except per share data)
Intrinsic value of options exercised	$17	—	—
Cash received from option exercises	2,414	—	—
Fair market value of stock received from option exercises	3,560	—	—

All stock options issued are incentive stock options and therefore, no tax benefit is realized.

As of December 31, 2016, there was no unrecognized compensation cost related to nonvested options that vest over a five year period.

There were no stock options that vest based on specific loan growth performance targets as of December 31, 2016.

Restricted Stock Award Plan

The Company’s 2006 Long Term Incentive Plan provides for the issuance of restricted stock awards to officers and directors. Compensation expense is recognized over the vesting period of the awards based on the fair value of the stock at issue date.

SOUTHEASTERN BANK FINANCIAL CORPORATION

Notes to Consolidated Financial Statements

December 31, 2016, 2015 and 2014

On March 19, 2014, the Compensation Committee of the Company approved grants of 63,000 shares to certain of its directors and executive officers. The fair value of the stock was determined using the closing price on date of grant. The shares vest in equal one-third increments on each of February 1, 2015; February 1, 2016; and February 1, 2017. For the years ended December 31, 2016 and 2015, the Company recognized $467 in compensation expense related to the restricted stock awards.

A summary of changes in the Company’s nonvested shares for the year ended December 31, 2016 is as follows:

		Weighted Avg
	Number of	Grant-Date
	Shares	Fair Value

Nonvested at January 1, 2016	42,000	$21.60
Granted	—	—
Vested	(21,000)	21.60
Forfeited	—	—
Nonvested at December 31, 2016	21,000	$21.60

As of December 31, 2016, there was $39 of total unrecognized compensation cost related to nonvested shares granted under the Plan. This cost is being recognized over a period of one month.

The total fair value of shares vested during the year ended December 31, 2016 was $693 based on the market price as of the vesting date.

SOUTHEASTERN BANK FINANCIAL CORPORATION

Notes to Consolidated Financial Statements

December 31, 2016, 2015 and 2014

Note 17 — Other Operating Expenses

Components of other operating expenses exceeding 1% of total revenues include the following for the years ended December 31, 2016, 2015, and 2014:

	2016	2015	2014
	(Dollars in thousands)
Marketing and business development	$2,065	$2,027	$1,840
Processing expense	3,727	3,443	3,015
Legal and professional fees	1,588	1,639	1,980
Data processing expense	2,007	1,600	1,484
FDIC Insurance	779	859	1,047
Communication expense	1,209	1,112	937
Teller & operational losses	450	911	336
Loan costs (excluding ORE)	750	773	1,263
Other expense	2,047	2,261	2,311
Total other operating expense	$14,622	$14,625	$14,213

Note 18 — Interest Rate Swap Derivatives

The Company utilizes interest rate swap agreements as part of its asset liability management strategy to help manage its interest rate risk position. The notional amount of the interest rate swaps does not represent amounts exchanged by the parties. The amount exchanged is determined by reference to the notional amount and the other terms of the individual interest rate swap agreements.

During May 2011, the Company entered into two interest rate swaps with notional amounts totaling $10,000 which were designated as cash flow hedges of certain subordinated debentures and were determined to be fully effective during all periods presented. As such, no amount of ineffectiveness has been included in net income. Therefore, the aggregate fair value of the swaps is recorded in other liabilities with changes in fair value recorded in other comprehensive income. The amount included in accumulated other comprehensive income would be reclassified to current earnings should the hedges no longer be considered effective. The Company expects the hedges to remain highly effective during the remaining terms of the swaps.

SOUTHEASTERN BANK FINANCIAL CORPORATION

Notes to Consolidated Financial Statements

December 31, 2016, 2015 and 2014

Summary information about the interest rate swaps designated as cash flow hedges as of December 31, 2016 and December 31, 2015 is as follows:

	December 31, 2016	December 31, 2015
	(Dollars in thousands)

Notional Amounts	$10,000	$10,000
Weighted average pay rates	5.35%	5.35%
Weighted average receive rates	2.36%	1.91%
Weighted average maturity	12.08 years	13.08 years
Unrealized losses	$1,822	$2,013

The swaps were forward starting and had effective dates of March 15, 2012 and June 15, 2012. Interest expense recorded on these swap transactions totaled $332, $370 and $376 at December 31, 2016, 2015 and 2014, respectively and is reported as a component of interest expense in other borrowings.

If the fair value falls below specified levels, the Company is required to pledge collateral against these derivative contract liabilities. As of December 31, 2016, the Company had pledged $2,137 with the counterparty. Under certain circumstances, including a downgrade of its credit rating below specified levels, the counterparty is required to pledge collateral against these derivative contract liabilities. As of December 31, 2016, no collateral had been pledged by the counterparty.

SOUTHEASTERN BANK FINANCIAL CORPORATION

Notes to Consolidated Financial Statements

December 31, 2016, 2015 and 2014

Note 19 — Parent Company Only Condensed Financial Statements

The following represents Parent Company only condensed financial information of Southeastern Bank Financial Corporation:

Condensed Balance Sheets

	December 31
	2016	2015
	(Dollars in thousands)
Assets

Cash and cash equivalents	$16,148	10,728
Investment in banking subsidiaries	188,169	179,675
Premises and equipment, net	—	541
Deferred tax asset, net	898	995
Income tax receivable	198	13
Other assets	5	25
	$205,418	191,977

Liabilities and Stockholders’ Equity

Liabilities:
Interest rate swap derivatives	$1,822	2,013
Accrued interest and other liabilities	104	51
Subordinated debentures	20,000	20,000
Total liabilities	21,926	22,064

Stockholders’ equity	183,492	169,913
	$205,418	191,977

SOUTHEASTERN BANK FINANCIAL CORPORATION

Notes to Consolidated Financial Statements

December 31, 2016, 2015 and 2014

Condensed Statements of Income

	Years ended December 31
	2016	2015	2014
	(Dollars in thousands)
Income:
Dividend income	$9,013	8,211	6,310
Interest income on interest-bearing deposits in other banks	11	3	1
Miscellaneous income	157	102	102
	9,181	8,316	6,413

Expense:
Interest expense	768	725	763
Salaries and other personnel expense	467	467	389
Occupancy expense	55	59	59
Merger-related expense	1,555	—	—
Other operating expense	247	294	160
	3,092	1,545	1,371

Income before equity in undistributed earnings of banking subsidiaries	6,089	6,771	5,042

Equity in undistributed earnings of banking subsidiaries	11,715	12,072	11,104

Income tax benefit	(869)	(552)	(486)

Net income	$18,673	19,395	16,632

SOUTHEASTERN BANK FINANCIAL CORPORATION

Notes to Consolidated Financial Statements

December 31, 2016, 2015 and 2014

Condensed Statements of Cash Flows

	Year Ended December 31
	2016	2015	2014
	(Dollars in thousands)
Cash flows from operating activities:
Net income	$18,673	19,395	16,632
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation	41	45	45
Deferred income tax expense (benefit)	22	8	(166)
Equity in undistributed earnings of banking subsidiaries	(11,715)	(12,072)	(11,104)
Stock-based compensation expense	467	467	389
Decrease in accrued interest payable and other liabilities	53	(6)	(10)
Decrease (increase) in other assets	(165)	144	(159)
Net cash provided by operating activities	7,376	7,981	5,627

Cash flows from financing activities:
Payments of subordinated debentures	—	—	(1,547)
Purchase of treasury stock	(139)	(11)	(31)
Payment of cash dividends	(4,333)	(4,047)	(3,499)
Tax benefit from stock-based compensation	102	46	—
Proceeds from stock options exercised, net of stock redeemed	2,414	—	—
Net cash used in financing activities	(1,956)	(4,012)	(5,077)

Net increase in cash and cash equivalents	5,420	3,969	550

Cash and cash equivalents at beginning of year	10,728	6,759	6,209

Cash and cash equivalents at end of year	$16,148	10,728	6,759

SOUTHEASTERN BANK FINANCIAL CORPORATION

Notes to Consolidated Financial Statements

December 31, 2016, 2015 and 2014

Note 20 — Other Comprehensive (Loss) Income

Other comprehensive (loss) income for the Company consists of changes in net unrealized gains and losses on investment securities available-for-sale and interest rate swap derivatives. The following table presents a summary of the accumulated other comprehensive (loss) income balances, net of tax.

	Unrealized	Unrealized	Accumulated Other
	Gain (Loss) on	Gain (Loss) on	Comprehensive
	Derivatives	Securities	Income (Loss)
	(Dollars in thousands)

Balance, December 31, 2013	$(469)	$(9,632)	$(10,101)

Current Year change	(728)	10,900	10,172
Balance, December 31, 2014	$(1,197)	$1,268	$71

Current Year change	(32)	(1,250)	(1,282)
Balance, December 31, 2015	$(1,229)	$18	$(1,211)

Current Year change	116	(3,780)	(3,664)
Balance, December 31, 2016	$(1,113)	$(3,762)	$(4,875)

The following table presents reclassifications out of accumulated other comprehensive (loss) income.

	Years Ended December 31,
	2016	2015	2014
	Amount reclassified	Amount reclassified	Amount reclassified
Details about Accumulated	from Accumulated	from Accumulated	from Accumulated	Affected line item in the
Other Comprehensive (Loss)	Other Comprehensive	Other Comprehensive	Other Comprehensive	Statement where Net Income is
Income Components	Loss	Loss	Income	presented
	(Dollars in thousands)
Unrealized gains and losses on available-for-sale securities
				Investment securities gains
	$433	$(1,043)	$825	(losses), net
	$(142)	$334	$(256)	Tax (expense) benefit
	$291	$(709)	$569	Net of tax